SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement only

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment, of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:

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March 27, 2018
Dear Stockholders:
On behalf of the Board of Directors of Town Sports International Holdings, Inc., I cordially invite you to attend our 2018 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on Wednesday, May 9, 2018 at 10:00 a.m. (New York City Time) at Crowne Plaza Times Square, 1605 Broadway, New York, New York 10019.
As permitted by the rules of the Securities and Exchange Commission, we will be furnishing our proxy materials to stockholders primarily over the Internet. We believe this process expedites stockholders’ receipt of the materials, lowers the costs of the Annual Meeting and conserves natural resources. We sent a Notice of Internet Availability of Proxy Materials on or about March 27, 2018 to our stockholders of record at the close of business on March 14, 2018. This notice contains instructions on how to access our Proxy Statement and 2017 Annual Report. If you would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the notice or in the section of this Proxy Statement titled “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 9, 2018.” The formal Notice of Annual Meeting and the Proxy Statement follow.
It is important that your shares be represented and voted at the meeting, regardless of the size of your holdings. To have your vote recorded, you should vote over the Internet. In addition, if you have requested or received a paper copy of the proxy materials, you may vote by signing, dating and returning the proxy card sent to you in the envelope accompanying the proxy materials sent to you. We encourage you to vote by any of these methods even if you currently plan to attend the Annual Meeting.
If you decide to attend the Annual Meeting, you can still vote your shares in person if you wish. Please let us know whether you plan to attend the meeting by indicating your plans when prompted over the Internet voting system or, if you have received a paper copy of the proxy materials, by marking the appropriate box on the proxy card sent to you. If you plan to attend the Annual Meeting, please bring proof of ownership and valid picture identification (such as a driver’s license or passport) with you to the meeting, as proof of ownership and your picture identification will serve as your admittance pass to the meeting. If you choose to vote over the Internet or, if you have received a paper copy of the proxy materials, by completing the proxy card sent to you, and later decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.
We look forward to seeing you at the Annual Meeting.
Sincerely,
Patrick Walsh
Chairman and Chief Executive Officer

PROXY VOTING METHODS
If at the close of business on March 14, 2018, you were a stockholder of record, you may vote your shares by proxy through the Internet or by mail, or you may vote in person at the Annual Meeting. For shares held through a bank, broker or other nominee, you may vote by submitting voting instructions to your bank, broker or other nominee. To reduce our administrative and postage costs, we ask that you vote through the Internet, which is available 24 hours a day, seven days a week. You may revoke your proxies at the times and in the manners described in the section of this Proxy Statement titled “Proxies.”
If you are a stockholder of record and are voting by proxy, your vote must be received by 11:59 p.m. (New York City Time) on May 8, 2018 to be counted.
If you are a stockholder of record, you may vote by granting a proxy:
BY INTERNET

•	Go to the website www.proxyvote.com and follow the instructions, 24 hours a day, seven days a week.

•
You will need the 12-digit Control Number included on your Notice of Internet Availability of Proxy Materials or proxy card (if you received a paper copy of the proxy materials) to obtain your records and to vote.

BY MAIL
If you wish to vote by mail:

•	If you have not already received a proxy card, request a proxy card from us by following the instructions on your Notice of Internet Availability of Proxy Materials.

•	When you receive the proxy card, mark your selections on your proxy card.

•	Date and sign your name exactly as it appears on your proxy card.

•	Mail the proxy card in the postage-paid envelope provided to you with your proxy card.
If you hold your shares in street name you may submit voting instructions to your bank, broker or other nominee. In most instances, you will be able to do this over the Internet or by mail. Please refer to the information from your bank, broker or other nominee on how to submit voting instructions.

YOUR VOTE IS IMPORTANT. THANK YOU FOR VOTING.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
1001 US North Highway 1, Suite 201
Jupiter, Florida 33477

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AT 10:00 A.M. ON WEDNESDAY, MAY 9, 2018

TO THE STOCKHOLDERS OF TOWN SPORTS INTERNATIONAL HOLDINGS, INC.:
NOTICE IS HEREBY GIVEN that the 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of Town Sports International Holdings, Inc., a Delaware corporation (the “Company”), will be held at Crowne Plaza Times Square, 1605 Broadway, New York, New York 10019 on Wednesday, May 9, 2018 at 10:00 a.m. (New York City Time) for the following purposes:
(1) To elect seven members of the Company’s Board of Directors listed in the attached Proxy Statement;
(2) To ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018;
(3) To approve, in a non-binding, advisory vote, the compensation paid to our named executive officers;
(4) To approve the Town Sports International Holdings, Inc. Employee Stock Purchase Plan and to authorize 800,000 shares to be issued thereunder; and
(5) To act upon such other business as may properly come before the Annual Meeting or any adjournments of such meeting that may take place.
Only stockholders of record at the close of business on March 14, 2018 (the “Record Date”) will be entitled to notice of, and to vote at, the Annual Meeting. The stock transfer books of the Company will remain open between the Record Date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the meeting during regular business hours at the offices of the Company.
All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you currently plan to attend the Annual Meeting in person, please vote over the Internet or, if you received a paper copy of the proxy materials, complete, date, sign and promptly mail the paper proxy card sent to you. You may revoke your proxy if you attend the Annual Meeting and wish to vote your shares in person. If you receive more than one Notice of Internet Availability of Proxy Materials and/or proxy card because your shares are registered in different names and addresses, you should ensure that you vote all of your shares by voting over the Internet or, if you received a paper copy of the proxy materials, by signing and returning each proxy card, to assure that all your shares will be voted. You may revoke your proxy in the manner described in the Proxy Statement at any time prior to it being voted at the Annual Meeting. If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Annual Meeting will be counted.
By Order of the Board of Directors

Patrick Walsh
Chairman and Chief Executive Officer
New York, New York
March 27, 2018

YOUR VOTE IS VERY IMPORTANT
REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, VOTE OVER THE INTERNET OR, IF YOU RECEIVED A PAPER COPY OF THE PROXY MATERIALS, COMPLETE, DATE, SIGN AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
1001 US North Highway 1, Suite 201
Jupiter, Florida 33477

PROXY STATEMENT

General
This Proxy Statement is furnished to the stockholders of record of Town Sports International Holdings, Inc., a Delaware corporation (“Town Sports,” the “Company, ” “we,” “our,” or “us”), as of March 14, 2018, in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on Wednesday, May 9, 2018, and at any adjournments of such meeting that may take place. The Annual Meeting will be held at 10:00 a.m. (New York City Time) at Crowne Plaza Times Square, 1605 Broadway, New York, New York 10019. The Notice of Annual Meeting and Proxy Statement are being distributed or made available, as the case may be, on or about March 27, 2018. If you did not receive, but would like to receive, a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the notice or in the section of this Proxy Statement titled “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 9, 2018.”
Voting
The specific matters to be considered and acted upon at the Annual Meeting are:
(1) To elect seven members of the Board as listed herein;
(2) To ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018;
(3) To approve, in a non-binding, advisory vote, the compensation paid to our named executive officers as described herein;
(4) To approve the Town Sports International Holdings, Inc. Employee Stock Purchase Plan and to authorize 800,000 shares to be issued thereunder; and
(5) To act upon such other business as may properly come before the Annual Meeting.
These matters are described in more detail in this Proxy Statement.
On March 14, 2018, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, 27,205,277 shares of the Company’s common stock were issued and outstanding. No shares of the Company’s preferred stock were outstanding. Each stockholder is entitled to one vote for each share of common stock held by such stockholder on March 14, 2018. Stockholders may not aggregate their votes in the election of directors.
The stock transfer books of the Company will remain open between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the Annual Meeting and for a period of ten days prior to the meeting during regular business hours at the offices of the Company.
Voting Requirements
The presence, in person or by proxy, at the Annual Meeting of the holders of a majority of the shares of common stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum in connection with the transaction of business at the Annual Meeting. Abstentions, broker non-votes and withheld votes, if any, are each counted as present for the purpose of determining the presence of a quorum.
If you do not vote your shares of common stock held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.
If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on most items being put to a vote, including the election of directors, the compensation of the Company’s named executive officers, and the approval of the Plan. If your broker returns a valid proxy but is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purpose of determining the presence of a quorum, but otherwise do not affect the outcome of any matter being voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a bank, broker or other nominee are not voted with respect to a proposal because (1) the bank, broker or other nominee has not received voting instructions from the stockholder who beneficially owns the shares and (2) the bank, broker or other nominee lacks the authority to vote the shares at his/her discretion. If your broker holds your shares in its name and you do not instruct your broker how to vote, your broker will only have discretion to vote your shares on “routine” matters. Where a proposal is not “routine,” a broker who has not received instructions from its clients does not have discretion to vote its clients uninstructed shares on that proposal. At our Annual Meeting, only Proposal 2 (Ratification of Appointment of Independent Auditors) is considered a routine matter. All other proposals are considered “non-routine,” and your broker will not have discretion to vote on these proposals.
The vote requirement for each matter is as follows:

•
Proposal 1 (Election of Directors): Directors are elected by a plurality of the votes cast, and the seven nominees who receive the greatest number of affirmative votes cast (in person or by proxy) by holders of stock entitled to vote in the election will be elected as directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. Stockholders may withhold votes from any or all nominees.

•
Proposal 2 (Ratification of Appointment of Independent Auditors): The ratification of the appointment of the Company’s independent auditors requires the affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting, in person or by proxy, and having voting power.

•
Proposal 3 (Advisory Vote on Executive Compensation): The advisory (non-binding) approval of named executive officer compensation requires the affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting, in person or by proxy, and having voting power.

•
Proposal 4 (Approval of the Employee Stock Purchase Plan): The approval of the Employee Stock Purchase Plan and authorization of 800,000 shares to be issued thereunder requires the affirmative vote of the holders of a majority of the shares of common stock present at the Annual Meeting, in person or by proxy, and having voting power.

For Proposal 1 (Election of Directors), broker non-votes are not permitted and abstentions will not be counted in determining the number of votes cast and, as a result, will have no effect on the election of directors. With respect to Proposal 2 (Ratification of Appointment of Independent Auditors) broker non-votes, if any, are not counted in determining the number of votes cast and therefore will have no effect on the approval of such proposal and abstentions will have the effect of a vote “AGAINST” such proposal. For Proposal 3 (Advisory Vote on Executive Compensation) and Proposal 4 (Approval of the Employee Stock Purchase Plan), broker non-votes are not permitted and abstentions will have the effect of votes “AGAINST” such proposals.
While the voting results relating to executive compensation is not binding on the Company, the Board will review the voting results and expects to take them into consideration when making future decisions regarding executive compensation.
All votes will be tabulated by the inspector of election appointed for the Annual Meeting.
Under the General Corporation Law of the State of Delaware, stockholders are not entitled to dissenter’s rights with respect to any matter to be considered and voted on at the Annual Meeting, and the Company will not independently provide stockholders with any such right.
Proxies
Unless revoked, all proxies representing shares entitled to vote that are delivered pursuant to this solicitation will be voted at the Annual Meeting and, where a choice has been specified on the proxy card, will be voted in accordance with such specification. Where a choice has not been specified on the proxy card, the proxy will be voted “FOR” the election of all the nominated directors listed herein, unless the authority to vote for the election of such directors is withheld. In addition, if no contrary instructions are given, the proxy will be voted “FOR” the approval of Proposal No. 2 (Ratification of Appointment of Independent Auditors) , “FOR” the approval of Proposal No. 3 (Advisory Vote on Executive Compensation) and “FOR” the approval of Proposal No. 4 (Approval of the Employee Stock Purchase Plan) described in this Proxy Statement and as the proxy holders deem advisable for all other matters as may properly come before the Annual Meeting. You may revoke or change your proxy at any time before 11:59 p.m. (New York City Time) on May 8, 2018 by entering new voting instructions by Internet or by filing with the Corporate Secretary of the Company, at the Company’s mailing address at 399 Executive Boulevard, Elmsford, New York 10523, a notice of revocation or another signed proxy card with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person. If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy in person at the Annual Meeting if you obtain a signed proxy from the record holder (bank, broker or other nominee) giving you the right to vote the shares.
Voting Shares Without Attending the Annual Meeting
If you are a stockholder of record you may vote by granting a proxy:

•
By Internet - You may submit your vote by going to www.proxyvote.com and by following the instructions on how to complete an electronic proxy card. You will need the 12-digit Control Number included on your Notice of Internet Availability of Proxy Materials or proxy card (if you received a paper copy of the proxy materials) in order to vote by Internet.

•
By Mail - If you received a paper copy of the proxy materials, you may vote by mail by completing, signing and dating the proxy card where indicated and by mailing or otherwise returning the card in the envelope that will be provided to you. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example, as guardian, executor, trustee, custodian, attorney or officer of a corporation), indicate your name and title or capacity.

If you hold your shares in street name you may submit voting instructions to your bank, broker or other nominee. In most instances, you will be able to do this over the Internet or by mail. Please refer to the information from your bank, broker or other nominee on how to submit voting instructions and the deadlines for such submissions.
Internet voting facilities will close at 11:59 p.m. (New York City Time) on May 8, 2018 for the voting of shares held by stockholders of record. Mailed proxy cards with respect to shares held of record must be received no later than May 8, 2018.
Voting Shares in Person at the Annual Meeting
First, you must satisfy the requirements for admission to the Annual Meeting (see below). Then, if you are a stockholder of record and prefer to vote your shares at the Annual Meeting, you must bring proof of identification along with your proof of ownership. You may vote shares held in street name at the Annual Meeting only if you obtain a signed proxy (“legal proxy”) from the record holder (bank, broker or other nominee) giving you the right to vote the shares.
Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet or proxy card so that your vote will be counted even if you later were to decide not to attend the Annual Meeting.
Admission to the Annual Meeting
Please let us know whether you plan to attend the Annual Meeting by indicating your plans when prompted over the Internet voting system or, if you have received a paper copy of the proxy materials, by marking the appropriate box on the proxy card sent to you. If you plan to attend the Annual Meeting, please bring proof of ownership and valid picture identification (such as a driver’s license or passport) with you to the meeting, as the proof of ownership and your picture identification will serve as your admittance pass to the meeting. If your shares are held beneficially in the name of a bank, broker or other nominee and you wish to be admitted to attend the Annual Meeting, you must present proof of your ownership of the Company's shares of common stock, such as a bank or brokerage account statement.
Solicitation
The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material or otherwise provide access to this material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, facsimile, or other means (including by directors, officers or employees of the Company, to whom no additional compensation will be paid for any such services).
Deadline for Receipt of Stockholder Proposals
In order to be considered for inclusion in the Company’s Proxy Statement and proxy card relating to the 2019 Annual Meeting of Stockholders, any proposal by a stockholder submitted pursuant to Rule 14a-8 of the Securities Exchange Act of

1934, as amended (the “Exchange Act”), must be received by the Company at its mailing address in Elmsford, New York, on or before November 27, 2018.
Our By-Laws require advance notice of business to be brought before a stockholders’ meeting, including nominations of persons for election as directors. To be timely, any proposal for consideration at the 2019 Annual Meeting of Stockholders submitted by a stockholder (other than for inclusion in the Company’s Proxy Statement pursuant to Rule 14a-8) must be delivered to or mailed and received by the Corporate Secretary of the Company at the mailing address of the Company not earlier than the close of business on December 10, 2018 and not later than the close of business on January 9, 2019; and in any event such proposal will be considered timely only if it is otherwise in compliance with the requirements set forth in the By-Laws. The proxy solicited by the Board for the 2019 Annual Meeting of Stockholders will confer discretionary authority to vote as the proxy holders deem advisable on such stockholder proposals which are considered untimely.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING
PROPOSAL ONE — ELECTION OF DIRECTORS
General
Upon the recommendation of the Nominating and Corporate Governance Committee of the Board (the “Nominating and Corporate Governance Committee”), the Board has proposed for election at the Annual Meeting each of Martin J. Annese, Marcus B. Dunlop, Jason M. Fish, Thomas J. Galligan III, Mandy Lam, Patrick Walsh and L. Spencer Wells to serve, subject to the By-Laws, as directors of the Company. All of the nominees for director currently serve as directors.
All directors are elected annually, and serve until the next Annual Meeting of Stockholders and until the election and qualification of their successors. All of the nominees have consented to be named and, if elected, to serve, and management has no reason to believe that any of them will be unavailable to serve. If any nominee is unwilling or unable to stand for re-election, which is not anticipated, the Board may reduce its size or designate a substitute. If any of the nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies may be voted in the discretion of the persons acting pursuant to the proxy for the election of other nominees. It is intended that the proxies delivered pursuant to this solicitation will be voted for the election of all such persons except to the extent the proxy is specifically marked to withhold such authority with respect to one or more of such persons. The proxies solicited by this Proxy Statement cannot be voted for a greater number of persons than the number of nominees named. Set forth below is certain information concerning the nominees, as of March 15, 2018.
YOUR BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THESE DIRECTORS.

Name	Age	Position
Martin J. Annese	59	Director
Marcus B. Dunlop	31	Director
Jason M. Fish	60	Director
Thomas J. Galligan III	73	Director
Mandy Lam	44	Director
Patrick Walsh	42	Chairman
L. Spencer Wells	47	Director
Martin J. Annese has served as a director since March 2015. Mr. Annese has served as principal of MJA consulting since May 2012 and has served as a Board Advisor to Ratner Companies since August 2014. From April 2008 to May 2012, Mr. Annese served as Chief Operating Officer of the Company. Prior to joining the Company, from 1993 to 2005, Mr. Annese held executive positions at Starbucks Coffee Company and PepsiCo Inc.

Marcus B. Dunlop has served as a director since July 2017. Mr. Dunlop has served as an investment professional at HG Vora Capital Management since July 2009. Prior to joining HG Vora Capital Management in July 2009, Mr. Dunlop was an analyst at Goldman Sachs in the Bank Debt Portfolio Group focusing primarily on credit analysis for the bank loan sales and trading desk and restructuring the debt of non-investment grade companies.
Jason M. Fish has served as a director since March 24, 2015 and previously served as a director from December 1996 until May 2010.  Mr. Fish is a private investor and Co-Founder and a Board member of Alliance Partners, LLC, an asset manager and lender focused on serving financial institutions by optimizing their asset strategies.  Mr. Fish co-founded CapitalSource in June 2000 and served as its President, Chief Investment Officer and Vice Chairman of the Board during the period from 2000 through 2007.  Prior to founding CapitalSource, Mr. Fish was employed from 1990 to 2000 by Farallon Capital Management, L.L.C., serving as a managing member from 1992 to 2000.  Before joining Farallon, Mr. Fish worked at Lehman Brothers Inc. from 1981 to 1990.  Mr. Fish serves on the boards of three private companies.
Thomas J. Galligan III has served as a director since March 2007. Mr. Galligan previously served as our Chairman of the Board from March 2010 to February 2015. Mr. Galligan served as Executive Chairman and a member of the board of directors of Papa Gino’s Holdings Corp. from April 2009 to February 2014. From October 2008 to March 2009, Mr. Galligan was Chairman and Chief Executive Officer of Papa Gino’s, and from May 1996 to October 2008, he was Chairman, Chief Executive Officer and President. Prior to joining Papa Gino’s in March 1995 as Executive Vice President, Mr. Galligan held executive positions at Morse Shoe, Inc. and PepsiCo, Inc. Mr. Galligan is currently a director of H&E Equipment Services, Inc. and three private companies.

Mandy Lam has served as a director since July 2017. Ms. Lam has served as General Counsel at HG Vora Capital Management, LLC and has been responsible for managing legal and regulatory matters at the firm since December 2014.  From September 2011 to December 2014, Ms. Lam was Managing Director at GFMA Global FX Division where she provided strategic regulatory advice on the over-the-counter foreign exchange market.  From July 2004 to August 2011, Ms. Lam was Senior Vice President and Head of Regulatory Affairs at CLS Bank International and a member of its Senior Management Team and Executive Committee. Prior to that, Ms. Lam served as an attorney at Sullivan & Cromwell advising on financing, securities, mergers and acquisitions and regulatory matters from December 1999 to May 2004.
Patrick Walsh has served as a director since March 2015, and Chairman of the Board from April 2015 to May 2015. Mr. Walsh served as Executive Chairman from June 2015 to August 2016. Mr. Walsh has served as Chairman and Chief Executive Officer of the Company since September 2016. Mr. Walsh is also the Chief Executive Officer of PW Partners Atlas Funds, LLC, the general partner of various investment funds, and its affiliates, which he founded in August 2012. From September 2011 to August 2012, Mr. Walsh was Managing Partner of PWK Partners, LLC, an investment firm. From March 2008 to September 2011, Mr. Walsh served as partner at Oak Street Capital Management, LLC, an investment firm. From August 2004 to February 2008, Mr. Walsh was Vice President at Deutsche Bank Securities, Inc. He also serves as a director of BJ’s Restaurants, Inc., an owner and operator of casual dining restaurants, since June 2014, and as a director of Del Taco Restaurants, Inc., an owner, operator and franchisor of casual Mexican restaurants, since June 2015.
L. Spencer Wells has served as a director since March 2015. Mr. Wells has over 20 years of experience as a portfolio manager and financial analyst. Since 2013, he has been a Partner at Drivetrain Advisors, an advisory firm providing fiduciary services to members of the alternative investment community. Prior to co-founding Drivetrain Advisors, Mr. Wells served as a Partner of TPG Special Situations Partners from September 2010 to January 2013 and then as a senior advisor until July 2013, where he was jointly responsible for managing a $2.5 billion portfolio of distressed and special situations investments. From 2002 until 2009, Mr. Wells served as a Partner and a Portfolio Manager at Silverpoint Capital, L.P., an alternative investment manager specializing in distressed credit. While at Silverpoint, he was responsible for a $1.3 billion portfolio of credit and equity investments in the energy, chemicals, and building products sectors. Mr. Wells has served on the board of directors of Advanced Emissions Solutions, Inc. since July 2014, on the board of directors of Vantage Drilling International since February 2016, and on the board of directors of NextDecade Corp since August 2017. He also serves as a director on the boards of two other private companies.
Required Vote
Directors are elected by the affirmative vote of a plurality of the votes cast by the holders of common stock present in person or represented by proxy and entitled to vote on the election of directors. Withheld votes will have no effect on the outcome of the vote with respect to the election of directors. Broker non-votes will have no effect on the outcome of the vote for the election of directors.
 Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
General
The Audit Committee of the Board (the “Audit Committee”) has appointed the firm of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018, including each quarterly interim period, and the Board is asking the stockholders to ratify this appointment.
Stockholder ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP is not required. However, as a matter of good corporate governance, the Audit Committee submits its selection of the independent auditor to the stockholders for ratification. If the stockholders fail to ratify the appointment, it will be considered notice to the Board and the Audit Committee to consider the selection of a different firm. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders.
A representative from PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so and is expected to be available to respond to appropriate questions.
Fees Billed to the Company by PricewaterhouseCoopers LLP
The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2017 and 2016, for the reviews of the financial statements included in the Company’s Quarterly Reports on Form 10-Q for those fiscal years and for other services rendered during those fiscal years on behalf of the Company were as follows:

Category	2017	2016
Audit Fees(1)	$1,381,000	$1,290,000
Audit-Related Fees (2)	$27,500	$—
Tax Fees	$—	$—
All Other Fees(3)	$2,000	$1,960
____________________________

(1)
Audit fees are for fees and expenses associated with professional services rendered by PricewaterhouseCoopers in connection with (i) the audits of the Company’s annual consolidated financial statements and internal control over financial reporting, including services related to statutory audits of certain of our subsidiaries, (ii) reviews of unaudited interim financial statements included in the Company’s quarterly reports on Form 10-Q and (iii) reviews of documents filed with the Securities and Exchange Commission (“SEC”).

(2)	Audit-related fees in 2017 are for fees associated with professional services in connection with new accounting guidance related to revenue recognition.

(3)	All other fees are mainly related to online research access.
The Audit Committee has determined that the provision of services discussed above is compatible with maintaining the independence of PricewaterhouseCoopers LLP from the Company.
Pre-Approval Policies and Procedures
The Audit Committee pre-approves all audit and permissible non-audit services. The Audit Committee has authorized each of its members to pre-approve audit, audit-related, tax and non-audit services, provided that such approved service is reviewed with the full Audit Committee at its next meeting.
 As early as practicable in each fiscal year, the independent registered public accounting firm provides the Audit Committee with a schedule of the audit and other services that it expects to provide or may provide during the fiscal year. The schedule is specific as to the nature of the proposed services, the proposed fees and other details that the Audit Committee may request. The Audit Committee by resolution authorizes or declines the proposed services. Upon approval, the schedule serves as the budget for fees by specific activity or service for the fiscal year.
Additional services proposed to be provided by the independent registered public accounting firm or proposed revisions to services already approved may be presented to the Audit Committee for its consideration and approval at any time. The request is required to be specific as to the nature of the proposed service and other details that the Audit Committee may request. The Audit Committee intends by resolution to authorize or decline authorization for each proposed new service.

The Audit Committee pre-approved 100% of the audit and all other services provided by the independent registered public accounting firm for the fiscal years ended December 31, 2017 and 2016.
Required Vote
The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and having voting power is required to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the Company’s independent auditors. Abstentions will have the effect of a vote “AGAINST” this proposal. Broker non-votes will not be counted in determining the number of votes cast and therefore will have no effect on the approval of this proposal.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP TO SERVE AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2018.

PROPOSAL THREE — ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION
General
In accordance with the requirements of Section 14A of the Exchange Act and the related rules promulgated by the SEC, we are asking our stockholders to approve, in a non-binding, advisory vote, the compensation paid to our named executive officers as disclosed in the section of this Proxy Statement titled “Executive Compensation.” In connection with this vote, stockholders may also wish to consider the discussion regarding the “Compensation Committee” in the section of this Proxy Statement titled “Corporate Governance and Board Matters—Compensation Committee.” While the results of this vote are advisory, our Compensation Committee intends to carefully consider the results of this vote when making future compensation decisions.
The language of the resolution is as follows:
“RESOLVED, THAT THE COMPANY'S STOCKHOLDERS APPROVE, ON AN ADVISORY BASIS, THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO ITEM 402 OF SECURITIES AND EXCHANGE COMMISSION REGULATION S-K, IN THE PROXY STATEMENT FOR THE COMPANY'S 2018 ANNUAL MEETING OF STOCKHOLDERS.”
Required Vote
The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and having voting power is required to approve the compensation paid to our named executive officers. Abstentions will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no effect on the approval of this proposal.
Recommendation of the Board
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ADOPTION OF THE RESOLUTION APPROVING THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL FOUR — APPROVAL OF THE TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
EMPLOYEE STOCK PURCHASE PLAN
General
On March 13, 2018, the Board approved, subject to shareholder approval, the Town Sports International Holdings, Inc. Employee Stock Purchase Plan, effective as of June 15, 2018 (the “Purchase Plan”).
The Company adopted the Purchase Plan to encourage and enable eligible employees of the Company and its designated subsidiaries to acquire proprietary interests in the Company through the ownership of the Company’s common stock purchased through accumulated payroll deductions on an after-tax basis. The Purchase Plan is intended to be an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”) and the provisions of the Purchase Plan will be construed in a manner consistent with the requirements of such section.
The following summary describes the principal provisions of the Purchase Plan. The summary does not purport to be complete and is qualified in its entirety by the full text of the Purchase Plan attached as Appendix A to this Proxy Statement.
Summary of the Material Provisions of the Purchase Plan
Administration
Subject to the express provisions of the Purchase Plan, the Compensation Committee has authority to interpret and construe the provisions of the Purchase Plan, to adopt rules and regulations for administering the Purchase Plan, and to make all other determinations necessary or advisable for administering the Purchase Plan. The Compensation Committee may delegate its duties and responsibilities under the Purchase Plan, as determined by the Compensation Committee in its sole discretion. The Purchase Plan will be administered in order to qualify as an employee stock purchase plan under Section 423 of the Code.
Shares of Common Stock Reserved
Under the Purchase Plan, an aggregate of 800,000 shares of common stock (subject to certain adjustments to reflect changes in the Company’s capitalization) are reserved and may be purchased by eligible employees who become participants in the Purchase Plan.
Eligibility
An employee of the Company or its designated subsidiaries who does not possess five percent (5%) or more of the total combined voting power or value of all classes of common stock of the Company or a subsidiary or parent, if any, is eligible to participate in the Purchase Plan commencing on the first day of any offering under the Purchase Plan. However, to the extent allowable under Section 423 of the Code, the Compensation Committee may determine in the future that an offering will not be extended to highly compensated employees with compensation above a certain level or who are officers or subject to the disclosure requirements of Section 16(a) of the Exchange Act.
The term “designated subsidiary” means each existing subsidiary and future subsidiaries. A foreign subsidiary will not be a designated subsidiary.
No person will be eligible to be granted an option to purchase shares under the Purchase Plan (i) if such person, immediately after the grant, would own common stock and/or hold options to purchase common stock, possessing five percent (5%) or more of the total combined voting power or value of all classes of common stock of the Company or a subsidiary, or  (ii) which permits his or her rights to purchase common stock under all employee stock purchase plans of the Company to accrue at a rate which exceeds $25,000 in fair market value of the common stock (determined at the time such option is granted) for each calendar year in which such option is outstanding. In addition, no Participant may purchase more than 5,000 shares of Common Stock in any purchase period.
As of March 14, 2018, approximately 7,700 employees (including full and part-time employees) of the Company and its subsidiaries would be eligible to participate in the Purchase Plan.
Purchase Price
The purchase price per share of the common stock subject to an offering will be determined by the Compensation Committee, but in no event will the price be less than the lesser of eighty-five percent (85%) of the fair market value of a share of common stock on the offering date (the first date of the applicable three-month offering period) or eighty-five percent (85%) of the fair market value of a share of common stock on the purchase date. Until modified by the Compensation Committee, the purchase price will be the lesser of eighty-five percent (85%) of the fair market value of a share of common stock on the offering date or eighty-five percent (85%) of the fair market value of a share of common stock on the purchase date. The Compensation Committee may modify (but not below the aforementioned price) the purchase price upon 30 days’ notice prior to the commencement of the applicable offering period.
Purchase Plan Participation
On June 15, September 15, December 15 and March 15 of each calendar year while the Purchase Plan is effective (or if such date is not a trading date, then the next trading date) or such other dates as may be designated by the Compensation Committee, the Company will commence an offer by granting each eligible employee an option to purchase common stock on the purchase date at the end of each three-month period following the offering date (i.e., September 14, December 14, March 14 and September 14 (or if not a trading date, the date preceding such date)) or any other period of time designated by the Compensation Committee.
An eligible employee may become a participant in the Purchase Plan by enrolling in accordance with the procedures developed by the Compensation Committee (or designee), indicating, where required, the amount of the deductions to be taken from his or her pay. An eligible employee may purchase common stock through payroll deductions (on an after-tax basis) from the employee’s compensation received each payroll period, up to a limit specified by the Compensation Committee, but in no event will such deductions be less than 1% or exceed 15% of an employee’s compensation during an offering period. A participant may cancel his or her election with respect to any purchase period and receive in cash the cash balance (without interest) then credited to his or her account so long as the participant notifies the Company no less than ten business days prior to the purchase date.
On each purchase date, the maximum number of shares of common stock, including fractional shares, will be purchased for such participant at the applicable purchase price with the accumulated payroll deductions in the participant’s account. If all or a portion of the shares cannot reasonably be purchased on such date because of unavailability or any other reason, such purchase will be made as soon as thereafter feasible. A participant is entitled to all rights as a stockholder as soon as the shares are credited to his or her account. In no event will certificates for any fractional shares be issued under the Purchase Plan. The Compensation Committee may impose a required holding period after the purchase of shares with the respect to a designated offering period, during which participants may not dispose of their shares within a designated timeframe, subject to applicable law.
Termination of Employment
If a participant’s continuous service terminates for any reason, or if a participant ceases to be an eligible employee, the entire payroll deduction amount of such employee on the effective date of any such occurrence will be returned to the participant. Other rules apply if a participant is granted a leave of absence or is laid off.
Amendment and Termination of Purchase Plan
The Company, by action of the Board (or a duly authorized committee thereof), may at any time and for any reason terminate, freeze or amend the Purchase Plan. No options shall be granted under the Purchase Plan, and the Purchase Plan will automatically terminate, immediately after June 14, 2028. Except as otherwise described in the Purchase Plan, no termination may adversely affect any purchase rights previously granted and no amendment may change any purchase rights theretofore granted which would adversely affect the rights of any participant. No amendment will be effective unless approved by the stockholders of the Company if stockholder approval of such amendment is required to comply with Section 423 of the Code or to comply with any other applicable law, regulation or stock exchange rule.
Assignability
Neither payroll deductions credited to a participant’s account nor any rights with regard to the purchase of or right to receive shares of common stock under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as otherwise provided in the Purchase Plan) by the participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as a cancellation of a participant’s election to purchase shares in accordance with the Purchase Plan.
Rights to Purchase Shares
Because future rights to purchase common stock under the Purchase Plan will be based upon prospective factors, including the amount of payroll deductions elected by a participant, actual rights to purchase common stock under the Purchase Plan cannot be determined at this time.

United States Federal Income Tax Consequences
The following is a summary of the principal effect of U.S. federal income taxation consequences to the Company and participants subject to U.S. taxation with respect to the Purchase Plan, in effect as of the date of this proxy statement. This summary is not intended to be exhaustive and does not discuss the tax consequences arising in the context of the participant’s death or the income tax laws of any other jurisdiction in which the participant’s income or gain may be taxable or the gift, estate or any other tax law other than U.S. federal income tax law.
The Purchase Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Purchase Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code. The Purchase Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Neither the grant of a right to purchase common stock under the Purchase Plan nor the purchase of such common stock will have any immediate tax consequence for a participating employee. If the participating employee does not dispose of the common stock within two years from the date the right to purchase was granted to him or her or within one year from the date the common stock was purchased, any gain or loss realized upon the disposition of shares will be treated as long term capital gain or loss to the participant, as the case may be, provided that where the purchase price is less than one-hundred percent (100%) (but not less than eighty-five percent (85%) of fair market value the participant will realize ordinary income equal to the lesser of: (i) the amount, if any, by which the purchase price was exceeded by the fair market value of the common stock at the time the right to purchase was granted or (ii) the amount, if any, by which the purchase price was exceeded by the fair market value of the common stock on the date of the disposition or the participant’s death. No income tax deduction will be allowed to the Company with respect to common stock purchased under the Purchase Plan by a participant provided such common stock is held for the required periods. In the event of an earlier disposition of the common stock (i.e., a “disqualifying disposition”), the excess of the fair market value of the common stock at the time of purchase over the purchase price will be treated as income to the participant and taxed at ordinary income tax rates in the year in which the disposition occurred (regardless of the price at which the shares of common stock are sold). The balance of any gain will be treated as capital gain. Also, the Company will generally be entitled to a corresponding deduction.
Any capital gain or loss realized by a participant upon the disposition (whether qualifying or disqualifying) of shares acquired under the Purchase Plan will be long- or short-term depending on how long the participant held the shares.
Required Vote
The affirmative vote of the holders of a majority of the shares of common stock present in person or represented by proxy and having voting power is required to approve the Purchase Plan. Abstentions will have the effect of a vote “AGAINST” this proposal. Broker non-votes will have no effect on the approval of this proposal.
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE PURCHASE PLAN.

CORPORATE GOVERNANCE AND BOARD MATTERS
Director Independence
The Board affirmatively has determined that a majority of our current directors — Messrs. Annese, Dunlop, Fish, Galligan and Wells and Ms. Lam — are independent under, and as required by, the listing standards of Nasdaq, with respect to the Board and committee service. Mr. Walsh is not considered independent due to his current service as Chief Executive Officer. In making its independence determinations, the Board considers and reviews any commercial, charitable and employment transactions and relationships known to the Board (including those identified through annual directors’ questionnaires) that exist between us and our subsidiaries and the entities with which certain of our directors, director nominees or members of their immediate families are, or have been, affiliated.
Board Structure
The Board currently has seven members and the following five committees: Audit; Compensation; Nominating and Corporate Governance; Executive; and Acquisition and Finance.
Board Committees and Meetings
The Board held seven meetings during the fiscal year ended December 31, 2017 (the “2017 Fiscal Year”). In the 2017 Fiscal Year, each director attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board, and (ii) the total number of meetings held by all committees of the Board on which such director served (in each case, for meetings held during the period in the 2017 Fiscal Year for which such director served).
The Board meets in executive session, without the presence of any of the Company’s officers, at least twice per year and upon the request of any independent director. Currently, all directors are independent, other than Mr. Walsh who is not currently considered to be independent due to his current position as the Company’s Chief Executive Officer.
All members of the Board are invited to attend the Annual Meeting. Our Chairman of the Board was present at the 2017 Annual Meeting of Stockholders.
 Committee Membership
The following table sets forth the name of each director and the Board committee on which each such director is currently a member:

Name	Audit		Compensation		Nominating and Corporate Governance		Executive	Acquisition and Finance Committee
Martin J. Annese	X		X
Marcus B. Dunlop			X		X			X
Jason M. Fish	X							X
Thomas J. Galligan III	X	*	X				X
Mandy Lam					X		X
Patrick Walsh							X	X
L. Spencer Wells	X		X	*	X	*		X
_________
* Committee Chair
Audit Committee
The Audit Committee appoints our independent registered public accounting firm, reviews the plan for and the results of the independent audit, approves the fees of our independent registered public accounting firm, reviews with management and the independent registered public accounting firm our quarterly and annual financial statements and our internal accounting, financial and disclosure controls, reviews and approves certain transactions between Town Sports and its officers, directors and affiliates and performs other duties and responsibilities as set forth in a charter approved by the Board. The Audit Committee currently consists of four members of our Board: Martin J. Annese, Jason M. Fish, Thomas J. Galligan III (Chair), and L. Spencer Wells. Each member of our Audit Committee is independent, as independence is defined for purposes of Audit Committee membership by the listing standards of Nasdaq and the applicable rules and regulations of the SEC. The Audit Committee held five meetings during the 2017 Fiscal Year.

The Board has determined that each member of the Audit Committee is able to read and understand fundamental financial statements, including our balance sheet, income statement and cash flow statement, as required by Nasdaq rules. In addition, the Board has determined that Mr. Galligan satisfies the Nasdaq rule requiring that at least one member of the Audit Committee of our Board have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the member’s financial sophistication, including being, or having been, a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The Board has also determined that Mr. Galligan is an “audit committee financial expert” as defined by the SEC.
Compensation Committee
The Compensation Committee of our Board evaluates performance and establishes and oversees executive compensation policy and makes decisions about base pay, incentive pay and any supplemental benefits for our executive officers. The Compensation Committee also administers our stock incentive plans and approves, or recommends that the Board approve, the grant of equity awards, the timing of the grants and the number of shares for which equity awards are to be granted to our executive officers and other employees. The Compensation Committee also performs other duties and responsibilities as set forth in a charter approved by the Board. The Compensation Committee consists of four members of our Board: Martin J. Annese, Marcus B. Dunlop, Thomas J. Galligan III and L. Spencer Wells (Chair). Each member of the Compensation Committee is independent, as required by the listing standards of Nasdaq. In fulfilling its responsibilities, the Compensation Committee is entitled to delegate any or all of its responsibilities to a subcommittee of the Compensation Committee. The Compensation Committee held three meetings during the 2017 Fiscal Year.
 From time to time the Compensation Committee will consult with the Chief Executive Officer and Chairman, as applicable, when considering the compensation of the Company’s other executive officers. No named executive officer has a role in determining or recommending compensation for outside directors.
In addition, the Compensation Committee has the authority under its charter to retain outside consultants or advisors, as it deems necessary or advisable.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee of our Board selects nominees to be recommended to the Board for nomination for election as directors and for any vacancies in such positions. The Nominating and Corporate Governance Committee also oversees the evaluation of our Board and management and oversees our Code of Ethics and Business Conduct. The Nominating and Corporate Governance Committee also performs other duties and responsibilities as set forth in a charter approved by the Board. The Nominating and Corporate Governance Committee currently consists of three members of our Board: Marcus B. Dunlop, Mandy Lam and L. Spencer Wells (Chair). Each member of the Nominating and Corporate Governance Committee is independent, as independence is defined for purposes of Nominating and Corporate Governance Committee membership by the listing standards of Nasdaq. The Nominating and Corporate Governance Committee held one meeting during the 2017 Fiscal Year.
The Board seeks to ensure that the Board is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight responsibilities effectively. In that regard, in identifying or reviewing proposed candidates for membership on the Board, the Nominating and Corporate Governance Committee considers all factors it deems appropriate. The Nominating and Corporate Governance Committee considers director nominees on a case-by-case basis, and therefore has not formalized any specific, minimum qualifications that it believes must be met by a director nominee, identified any specific qualities or skills that it believes are necessary for one or more of our directors to possess, or formalized a process for identifying and evaluating nominees for director, including nominees recommended by stockholders. Although the Board does not have a policy with regard to the consideration of diversity in identifying director nominees, among the many factors that the Nominating and Corporate Governance Committee considers, are the benefits to the Company of gender and racial diversity in the Board composition.
Please see the descriptions of the respective backgrounds of each of our directors set forth in “Proposal One — Election of Directors.” We believe that the current directors bring expertise, leadership skills and institutional knowledge that make them valuable to the Company. In particular:

•
Mr. Annese: Mr. Annese has extensive knowledge in the areas of operations, strategic initiatives, finance and real estate through his experience as a senior member of management at Starbucks, Pepsico and the Company.

•	Mr. Dunlop: Mr. Dunlop has extensive knowledge in financial analysis through his experience with HG Vora Capital Management and Goldman Sachs.

•
Mr. Fish: Mr. Fish has extensive experience in financial analysis. Mr. Fish also has significant experience with the Company and the Company’s industry as a result of his service as a director of our Company since March 2015 and previously as a director from 1996 through 2010.

•
Mr. Galligan: Mr. Galligan has extensive experience as an executive. He served as Chairman, Chief Executive Officer and President of Papa Gino’s Holding Corp for 14 years. Mr. Galligan has also held executive positions at Morse Shoe, Inc. and PepsiCo., Inc. Mr. Galligan also has experience as a director of other public companies. As a result of Mr. Galligan’s experience, he has a comprehensive understanding of financial statements and financial and operational matters affecting public companies.

•
Ms. Lam: Ms. Lam has extensive background in legal and regulatory matters. Ms. Lam has served as General Counsel at HG Vora Capital Management, LLC since December 2014. Ms. Lam has also held senior positions at GFMA Global FX Division, CLS Bank International, and Sullivan & Cromwell where she provided strategic regulatory advice.

•
Mr. Walsh has an extensive background in financial analysis, a broad understanding of the operational, financial and strategic issues facing public companies, and significant experience in the hospitality industry through past investments. Mr. Walsh served as Executive Chairman from June 2015 to August 2016 and Chief Executive Officer of the Company since September 30, 2016.

•
Mr. Wells has extensive experience as a corporate director and in the management of equity and debt investment funds with a focus on the analysis of private and public companies, strategic planning, and portfolio management.

The Nominating and Corporate Governance Committee’s policy is to consider director candidates that are recommended by stockholders. The Nominating and Corporate Governance Committee will evaluate nominees for director recommended by stockholders in the same manner as nominees recommended by other sources. Stockholders wishing to bring a nomination for a director candidate at a stockholders’ meeting must give written notice to our Corporate Secretary, pursuant to the procedures set forth in the section of this Proxy Statement titled “Communicating with the Board” and subject to the deadline set forth in the section titled “Deadline for Receipt of Stockholder Proposals.” The stockholder’s notice must set forth all information relating to each person whom the stockholder proposes to nominate that is required to be disclosed under applicable rules and regulations of the SEC and our By-Laws.
Executive Committee
The Board has granted to the Executive Committee of our Board, subject to certain limitations set forth in its charter, the broad responsibility of exercising the authority of the Board in the oversight of our business during the intervals between meetings of the Board. The Executive Committee currently consists of three members of our Board: Thomas J. Galligan III, Mandy Lam and Patrick Walsh. The Executive Committee meets only as necessary. There were no Executive Committee meetings held during the 2017 Fiscal Year.
Acquisition and Finance Committee
The Acquisition and Finance Committee of our Board was created in February 2018. The Acquisition and Finance Committee reviews acquisition strategies with the Company's management and investigates potential acquisition candidates for the Board’s consideration and recommends acquisition strategies to the Board, as appropriate; authorizes and approves the negotiation by the Company of proposed acquisitions by the Company; reviews with management the integration of any acquired businesses and whether the proposed acquisitions meet the Company’s business objectives and strategic plans; reviews proposals for the issuance of debt financing for the Company and its subsidiaries and makes recommendations concerning those proposals to the Board; makes recommendations to the Board concerning the level of debt and nature of debt; makes recommendations concerning the appointment and compensation of counsel, investment advisors and underwriting firms used by the Company, and to oversees the work performed by these individuals and firms on behalf of the Company; meets with and requests information from the Company, and advisors or outside counsel, as necessary to perform the duties of the committee; reviews proposals relating to the repayment of debt or other long-term financing arrangements for the Company and its subsidiaries; annually reviews the Company’s financing guidelines and makes recommendations to the Board concerning criteria that should govern its financings; reports to the Board how it has discharged its duties and met its responsibilities, as necessary; and has the ability to retain special legal, accounting or other consultants or advisors to advise the Acquisition and Finance Committee without seeking Board approval. The Acquisition and Finance Committee currently consists of four members of our Board: Marcus B. Dunlop, Jason M. Fish, Patrick Walsh and L. Spencer Wells.
Risk Management
The Company is exposed to a number of risks including financial risks, operational risks and risks relating to regulatory and legal compliance. During each meeting of the Board, management discusses with the Board the Company’s major risk exposures and the steps management has taken to monitor and control such exposures, including the guidelines and policies to govern the process by which risk assessment and risk management are undertaken. For example, at Board meetings, the Board will discuss with management factors affecting the Company’s financial risk, which may include, among others, events impacting revenue, cost saving initiatives, and capital expenditure budgets and results; factors affecting the Company’s operations, including, among others customer satisfaction, logistics related to the opening of new clubs or closing of clubs, hiring and promotion plans for club and corporate personnel, marketing programs, and factors related to regulatory and legal compliance, including, among others, updates of pending litigation, discussions with contract counterparties, and relevant regulatory updates.
Board Leadership Structure
The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interest of the Company to make that determination based on the position and direction of the Company and the membership of the Board. The Board has determined that having the Company’s Chief Executive Officer serve as Chairman is in the best interest of the Company’s shareholders at this time. This structure makes the best use of the Chief Executive Officer’s extensive knowledge of the Company and its industry, as well as fostering greater communication between the Company’s management and the Board.
Board Role in Risk Oversight
Senior management is responsible for assessing and managing our various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies. The Board is responsible for overseeing management in the execution of its responsibilities and for assessing our approach to risk management. The Board exercises these responsibilities periodically as part of its meetings and also through the Board’s five committees, each of which examines various components of enterprise risk as part of its responsibilities. Members of each committee report to the full Board at the next Board meeting regarding risks discussed by such committee. In addition, an overall review of risk is inherent in the Board’s consideration of our long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.
Communicating with the Board
Stockholders and other interested parties may communicate with the Board, including the non-management directors as a group, by writing to the Board, c/o Corporate Secretary, Town Sports International Holdings, Inc. at 399 Executive Boulevard, Elmsford, New York 10523. Inquiries will be reviewed by the Company’s Corporate Secretary and will be distributed to the appropriate members of the Board depending on the facts and circumstances outlined in the communication received. For example, if a complaint concerning accounting, internal accounting controls or auditing matters was received, it would be forwarded by the Corporate Secretary to the Audit Committee. The Corporate Secretary has the authority to discard or disregard any communication that is unduly hostile, threatening, illegal or otherwise inappropriate.
Corporate Governance Documents
The Board has adopted a Code of Ethics and Business Conduct that applies to all officers, directors and employees, including our principal executive officer, principal financial officer and principal accounting officer or controller. The Code of Ethics and Business Conduct can be accessed in the “Investor Relations — Corporate Governance” section of our website at https://www.townsportsinternational.com. In accordance with, and to the extent required by, the rules and regulations of the SEC, we intend to post on our website waivers or implicit waivers (as such terms are defined in Item 5.05 of Form 8-K of the Exchange Act) and amendments of the Code of Ethics and Business Conduct that apply to any of our directors and executive officers, including our principal executive officer, principal financial officer and principal accounting officer or controller. Copies may be obtained without charge by writing to Town Sports International Holdings, Inc., 399 Executive Boulevard, Elmsford, New York 10523, Attention: Investor Relations. Copies of the charters of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Executive Committee of our Board, as well as copies of our certificate of incorporation and By-Laws, can also be accessed in the “Investor Relations — Corporate Governance” section of our website at https://www.townsportsinternational.com.
Director Compensation for the 2017 Fiscal Year
The summary below details the compensation paid to each of our non-employee directors other than Mr. Dunlop and Ms. Lam. Mr. Dunlop and Ms. Lam are not compensated for serving on the Board and do not participate in the Amended and Restated Town Sports International Holdings, Inc. 2006 Stock Incentive Plan (the “Stock Incentive Plan”). Mr. Walsh received additional compensation during the 2017 Fiscal Year for his role as Chief Executive Officer. For a discussion of the additional compensation paid to Mr. Walsh, see “Executive Compensation” below.

Under our director compensation policy in effect during the 2017 Fiscal Year, directors who were also employees of the Company received no additional compensation for services as a director.
Directors who were not employees of the Company or any of its subsidiaries received the following compensation:
Annual retainer:

•	Each director (other than the Executive Chairman of the Board) received a $60,000 annual retainer;

•	The chairman of the Audit Committee received an additional $15,000 annual retainer;

•	The chairman of the Compensation Committee received an additional $7,500 annual retainer; and

•	The chairman of the Nominating and Corporate Governance Committee and the chairman of the Executive Committee each received an additional $6,000 annual retainer.
 The annual retainer amounts set forth above were payable quarterly in arrears on the fifth business day prior to the end of each calendar quarter. Board members may elect to receive such annual retainer in the form of shares of common stock of the Company.
 Each director received an annual award of common stock of the Company on the first trading day of the month of February, with each award being fully vested as of the award date, and otherwise subject to the terms of the Stock Incentive Plan:

•
Each non-employee director: shares of common stock with a Fair Market Value (as defined in the Stock Incentive Plan) of $80,000 on the award date. In 2017, non-employee directors received shares of common stock with a Fair Market Value of $40,000 on February 1, 2017, plus an additional 13,000 shares of common stock on March 8, 2017.

•
No member of the Board received any fees for attending any meetings of the Board or its committees. Each director and each member of a Board committee is reimbursed for any out-of-pocket expenses reasonably incurred by him or her in connection with services provided in such capacity.

The following table sets forth information concerning the compensation to each of our directors in the 2017 Fiscal Year other than Mr. Walsh, whose compensation during the 2017 Fiscal Year is discussed below under “Executive Compensation”:
DIRECTOR COMPENSATION FOR 2017

	Fees Earned or		All Other
	Paid in Cash	Stock Awards	Compensation	Total
Name	($)	($)	($)	($)
Martin J. Annese	60,000	92,000	—	152,000
Marcus B. Dunlop (1)	—	—	—	—
Jason M. Fish	66,000	92,000	—	158,000
Thomas J. Galligan III (2)	75,000	92,000	—	167,000
Mandy Lam (1)	—	—	—	—
L. Spencer Wells	73,500	92,000	—	165,500
___________________________

(1)	Mr. Dunlop and Ms. Lam are not compensated for serving on the Board and do not participate in the director Stock Incentive Plan.

(2)	Mr. Galligan holds, in addition to the stock awards noted in the table, 12,315 fully vested stock options, as of December 31, 2017.
Stock Ownership Policy
Each non-employee director is required to hold shares of the Company’s common stock with a Fair Market Value (as defined in the Stock Incentive Plan) equal to four times the amount of the annual cash retainer payable to directors. All shares of common stock bought by the director or an immediate family member residing in the same household, all shares held in trust for the benefit of the director or his or her family, and all shares granted under the Company’s equity compensation plans will count towards the satisfaction of these requirements.
Each non-employee director will be required to attain such ownership within five years of joining the Board, or in the case of directors serving as of January 1, 2017, by January 1, 2022, and to continue to meet such requirements as of every

December 31 of each successive year. If, following the fifth anniversary of joining the Board (or January 1, 2022 in the case of directors serving as of January 1, 2017), the Fair Market Value of the Company's common stock decreases such that the director is no longer in compliance with these requirements, the director will not be required to acquire any additional shares of the Company's common stock.
In the event that a director fails to comply with these share ownership requirements, he or she will be required to tender his or her resignation from the Board, in which case the Board will, in its discretion, determine whether or not to accept such resignation.
OWNERSHIP OF SECURITIES
The following table sets forth information with respect to the beneficial ownership of our outstanding common stock as of March 14, 2018, by (1) each person or group of affiliated persons whom we know to beneficially own more than five percent of our common stock; (2) each of the named executive officers; (3) each of our directors and director-nominees; and (4) all of our current directors and executive officers as a group.

		Percentage of
	Number of Shares	Common Stock
Name and Address	Beneficially Owned	Outstanding***
5% Stockholders
HG Vora Capital Management, LLC and affiliates(1)	8,500,000	31.2
PW Partners Capital Management LLC and affiliates(2)	3,717,078	13.7
Renaissance Technologies LLC and affiliates(3)	2,151,300	7.9
Named Executive Officers and Directors
Patrick Walsh(2)	3,717,078	13.7
Carolyn Spatafora(4)	202,353	*
Nitin Ajmera(5)	51,986	*
Martin J. Annese	80,474	*
Jason M. Fish	91,296	*
Thomas J. Galligan III(6)	187,267	*
L. Spencer Wells	34,350	*
Directors and Executive Officers as a group (7 persons)(7)	4,364,804	16.0
_____________________

*	Less than 1%.
** For purposes of this table, “beneficial ownership” is determined in accordance with Rule 13d-3 under the Exchange Act pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock with respect to which such person has (or has the right to acquire within 60 days, i.e., by May 13, 2018 in this case) sole or shared voting power or investment power.
*** Percentage of beneficial ownership is based on 27,205,277 shares of common stock outstanding at March 14, 2018.

(1)
Based on a review of a Schedule 13G/A filed with the SEC on July 13, 2017 and Section 16 ownership reports filed by HG Vora Special Opportunities Master Fund, Ltd. (“HG Vora Master Fund”), HG Vora Capital Management, LLC (“HG Vora Management”) and Mr. Parag Vora (collectively with HG Vora Master Fund and HG Vora Management, the “HG Vora Stockholders”). The HG Vora Stockholders report shared voting and dispositive power over 8,500,000 shares of common stock, which common stock is held directly by HG Vora Master Fund. HG Vora Management is the investment manager of HG Vora Master Fund and Mr. Vora is managing member of HG Vora Management. The address of the HG Vora Stockholders is 330 Madison Avenue, 23rd Floor, New York, New York 10017.

(2)
Based solely on a review of a Schedule 13D/A filed with the SEC on January 4, 2018 and Section 16 ownership reports filed by PW Partners Atlas Fund III LP (“Atlas Fund III”), PW Partners Atlas Funds, LLC (“Atlas Fund GP”), PW Partners Capital Management LLC (“PW Capital Management”), and Patrick Walsh (collectively with the foregoing, the “PW Group Stockholders”), the PW Group Stockholders have beneficial ownership over a total of 3,717,078 shares of the Company's common stock as follows: Atlas Fund III, Atlas Fund GP, and PW Capital Management each has shared voting and dispositive power over 2,216,436 shares of the Company's common stock, held directly by Atlas Fund III, and Mr. Walsh has sole voting and dispositive power over 1,500,642 shares of common stock (808,781 of which are shares of unvested restricted stock, 61,667 of which vest on March 10, 2019, 133,333 of which vest in annual installments of 66,667 shares on each of September 30, 2018 and 2019, 333,333 of which vest in annual installments of 166,667 shares on each of December 12, 2018 and 2019, 17,333 of which vest in annual installments of 8,667 shares on each of March 8,

2019 and 2020, 250,000 of which vest in annual installments of 83,333 shares on each of December 4, 2018, 2019 and 2020, and 13,115 of which vest in annual installments of 4,372 shares on each of February 1, 2019, 2020 and 2021) and shared voting and dispositive power over 2,216,436 shares of the Company's common stock, held directly by Atlas Fund III. The address of the PW Group Stockholders is 141 W. Jackson Blvd., Suite 1702, Chicago, Illinois 60604.

(3)	Based solely on a review of a Schedule 13G filed with the SEC on February 14, 2018 by Renaissance Technologies LLC
(“Renaissance Technologies”) and Renaissance Technologies Holdings Corporation (“Renaissance Holdings” and together with Renaissance Technologies, the “Renaissance Stockholders”). The Renaissance Stockholders report beneficial ownership over a total of 2,151,300 shares of the Company's common stock, which includes shared dispositive power over 128,413 shares of common stock. Renaissance Technologies is majority-owned by Renaissance Holdings. The address of the Renaissance Stockholders is 800 Third Avenue, New York, New York 10022.

(4)
Includes 143,750 shares of unvested restricted stock, 8,750 of which vest on March 2, 2019, 38,333 of which vest on March 10, 2019, 66,667 of which vest in annual installments of 33,333 on each of December 12, 2018 and 2019, and 30,000 of which vest in annual installments of 10,000 on each of December 4, 2018, 2019 and 2020.

(5)
Includes 26,667 shares of unvested restricted stock, 2,000 of which vest on March 2, 2019, 6,667 of which vest on March 10, 2019, 10,000 of which vest in annual installments of 5,000 on each of December 12, 2018 and 2019, and 8,000 of which vest in annual installments of 2,667 on each of December 4, 2018, 2019 and 2020.

(6)	Includes 12,315 shares of common stock issuable under options exercisable before May 13, 2018.

(7)	Includes 12,315 shares of common stock issuable under options exercisable before May 13, 2018 and 979,198 shares of unvested restricted stock.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
The members of our Board, our executive officers and persons who beneficially own more than 10% of our outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended, which requires them to file reports with respect to their ownership of our common stock and their transactions in such common stock. Based solely upon a review of (1) the copies of Section 16(a) reports which Town Sports has received from such persons or entities for transactions in our common stock and their common stock holdings for the 2017 Fiscal Year, and (2) the written representations received from one or more of such persons or entities that no annual Form 5 reports were required to be filed by them for the 2017 Fiscal Year, Town Sports believes that all Section 16(a) reporting requirements were met in a timely manner by its directors, executive officers and beneficial owners of more than ten percent of common stock, except as follows: Mr. Walsh filed a Form 4 on December 8, 2017, reporting a transaction that occurred on December 4, 2017, and each of Ms. Spatafora and Mr. Ajmera filed a Form 4 on December 7, 2017, reporting transactions that occurred on December 4, 2017.
EXECUTIVE OFFICERS
The executive officers of Town Sports, and their ages and positions as of March 15, 2018, are:

Name	Age	Position
Patrick Walsh	42	Chief Executive Officer
Carolyn Spatafora	52	Chief Financial Officer
Nitin Ajmera	45	Senior Vice President — Controller
Mr. Walsh’s biography follows the table listing our directors. Biographies for our other executive officers are:
Carolyn Spatafora has been our Chief Financial Officer since May 2014. Ms. Spatafora was previously Chief Financial Officer of Sbarro, LLC, a chain of pizza restaurants, from December 2009 until May 2014. Ms. Spatafora began her career at KPMG Peat Marwick and later served in various roles at Bayside Federal Savings Bank and Adecco, S.A. before moving to Sbarro, LLC (formerly Sbarro, Inc.) in March 2005, where she served in various roles, including Controller, prior to her appointment to Chief Financial Officer. Sbarro, LLC filed for Chapter 11 bankruptcy in 2011 and in 2014.
Nitin Ajmera has been our Senior Vice President, Shared Services and Controller since May 2014 and was previously our Director of Accounting from November 2008 until he was appointed Senior Director of Accounting in August 2009, and then served as Vice President of Accounting beginning in September 2010. Prior to joining us, Mr. Ajmera worked for Schenker Inc as Director of Business Support Services from December 1997 to June 2008.

EXECUTIVE COMPENSATION
Introduction
We are currently considered a “smaller reporting company” as defined in the SEC’s rules and regulations. As such, we have elected to take advantage of the scaled disclosure requirements afforded to smaller reporting companies and, therefore, have provided more limited (or, in some cases, eliminated) disclosures than we have provided in prior years’ proxy statements. The executive compensation disclosures that follow comply with the SEC’s executive compensation disclosure rules for smaller reporting companies and therefore are generally more narrow in scope than the executive compensation disclosures and Compensation Discussion and Analysis that we have included in prior proxy statements.
Summary Compensation Table
The following table sets forth the compensation earned for all services rendered to us in all capacities in the fiscal years ended December 31, 2017 and 2016 by our named executive officers, which include our principal executive officer, Patrick Walsh (our Chairman and Chief Executive Officer) and our two other most highly compensated executive officers serving as of December 31, 2017, which include Carolyn Spatafora (our Chief Financial Officer) and Nitin Ajmera (our Senior Vice President, Controller).
SUMMARY COMPENSATION TABLE

		Salary				Non-Equity
		and Fees		Stock	Option	Incentive Plan	All Other
Name and Principal		Earned	Bonus	Awards	Awards	Compensation	Compensation
Position(1)	Year	($)(2)	($)	($)(3)	($)(3)	($)	($)(4)	Total ($)
Patrick Walsh	2017	690,000	1,380,000	1,566,500			115,924	3,752,424
Chief Executive Officer & Chairman	2016	450,693	1,200,000	2,344,290	—	—	135,450	4,130,433

Carolyn Spatafora	2017	361,867	358,750	175,500			21,268	917,385
Chief Financial Officer	2016	361,867	358,750	496,900	—	—	21,271	1,238,788

Nitin Ajmera	2017	260,756	153,750	46,800	—	—	18,505	479,811
Senior Vice President, Shared Services and Controller	2016	260,756	153,750	80,200	—	—	21,142	515,848
________________________________

(1)	Mr. Walsh assumed the role of Executive Chairman in June 2015 and in September 2016 he became our Chief Executive Officer.

(2)	Mr. Walsh earned $690,000 and $175,154 in his role as Chief Executive Officer in 2017 and 2016, respectively. In 2016, Mr. Walsh also earned $275,539 in his role as Executive Chairman.

(3)
These columns represent the aggregate grant date fair value of restricted stock or stock options, as applicable, granted to each of the named executive officers in the specified fiscal year computed in accordance with ASC Topic 718. For additional information about the valuation assumptions with respect to all grants reflected in these columns, refer to Note 13 of the financial statements of the Company in our Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the SEC. These amounts reflect aggregate grant date fair values calculated under ASC Topic 718 and may not correspond to the actual value that will be recognized by the named executive officers. For Mr. Walsh, the amount reflects equity awards of $45,190 granted to Mr. Walsh for his service as Executive Chairman during the year ended December 31, 2016.

(4)
For 2017, this column reflects Company-paid premiums on medical, dental and long-term disability insurance as well as a tax gross-up associated with long-term disability insurance premiums paid by the Company. The tax gross-up associated with long-term disability insurance premiums paid by the Company, referred to above, for each of the named executive officers was as follows: Mr. Walsh $0; Ms. Spatafora $3,198; and Mr. Ajmera $1,216. For Mr. Walsh, amounts also include commuting, travel and lodging expenses and associated tax gross-up paid by the Company in the amount of $42,757.

Narrative Disclosure to the Summary Compensation Table
2017 Fiscal Year Compensation Decisions and Results
The following were the main components of the compensation paid to or earned by our named executive officers in the 2017 Fiscal Year.
1. Base Compensation: The named executive officers serving at the beginning of the 2017 Fiscal Year did not receive base salary increases. For Mr. Walsh, base compensation included $690,000 and $175,154 earned in his role as Chief Executive Officer in 2017 and 2016, respectively. Mr. Walsh assumed the role of Chief Executive Officer in September 2016. In 2016, Mr. Walsh also earned $275,539 in his role as Executive Chairman.
2. Annual Cash Awards: For the 2017 Fiscal Year, the Compensation Committee awarded discretionary cash bonuses to the following named executive officers: Mr. Walsh, $1,380,000; Ms. Spatafora, $358,750; and Mr. Ajmera, $153,750.
For the fiscal year ended December 31, 2018 (the “2018 Fiscal Year”), the Compensation Committee determined to make awards under the Amended and Restated 2006 Annual Performance Bonus Plan (the “Bonus Plan”), pursuant to which our executive officers will be eligible to receive annual cash incentive awards, set as a percentage of the base salary, upon achievement of certain pre-established Adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) targets. Under the Bonus Plan, for the 2018 Fiscal Year and their achievement of individual objectives, Mr. Walsh will be eligible for target incentive payments equal to 100% of his base salary, up to a maximum of two times such amount, and Ms. Spatafora and Mr. Ajmera will be eligible to receive an amount equal to 50% and 30%, respectively, of their base salary upon achievement of target Adjusted EBITDA under the Bonus Plan, up to a maximum of two times such amount.
 3. Long-Term Equity Incentives: In the 2017 Fiscal Year, the Compensation Committee and the Board granted certain equity awards to certain of our named executive officers. The awards of restricted common stock generally vest in three equal annual installments, beginning on the first anniversary of the grant date, and subject to continuous employment from the date of grant until the applicable vesting date.

•
Patrick Walsh. In connection with Mr. Walsh’s appointment as Executive Chairman, Mr. Walsh remained entitled to receive the annual equity awards to which non-employee directors are entitled under the Company’s Non-Employee Director Compensation Plan (the “Director Compensation Plan”). In the 2017 Fiscal Year, he received an award of 250,000 shares of restricted stock which vest in three equal annual installments on December 4, 2018, 2019 and 2020. In connection with Mr. Walsh’s appointment as Chief Executive Officer on September 30, 2016, he is no longer entitled to receive the annual equity awards to which non-employee directors are entitled to under the Director Compensation Plan. In lieu of this, Mr. Walsh received an award of 26,000 shares of restricted stock which vest in three equal annual installments, the first of which vested on March 8, 2018 and the remainder of which vest on March 8, 2019 and 2020. Mr. Walsh also received a discretionary grant of 13,115 shares of restricted stock in the 2018 Fiscal Year.

•
In the 2017 Fiscal Year, the Compensation Committee awarded shares of restricted stock on December 4, 2017 to the following named executive officers: Ms. Spatafora, 30,000 shares and Mr. Ajmera, 8,000 shares. These shares of restricted stock vest in three equal annual installments on December 4, 2018, 2019 and 2020.

4. Severance Payments: Our Stock Incentive Plan provides that if certain of our named executive officers resign or the named executive officer’s employment is terminated by the Company for any reason and the Company wishes to enforce specified non-competition and non-solicitation covenants for a period of up to one year, the Company must pay the named executive officer severance compensation equal to no less than such named executive officer’s base salary during such period (other than as described below). In the event of certain terminations in connection with a change in control, however, an executive’s unvested stock option and restricted stock awards will vest in full under the Stock Incentive Plan. “Change in control” is defined in the Stock Incentive Plan as: (1) any person becoming the beneficial owner directly or indirectly, of 40% or more of the combined voting power of the then outstanding securities of the Company or (2) the stockholders of the Company approving a plan of complete liquidation of the Company or the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own 50% or more of the Company’s common stock or pursuant to a spin-off type transaction of such assets to the stockholders of the Company.
The Company has also made or has agreed to make severance payments to certain of its named executive officers pursuant to the terms of the severance agreements described below.

•
Carolyn Spatafora. In March 2016, the Company amended Ms. Spatafora’s severance agreement to also provide for severance benefits in the event that she is constructively terminated or terminated without cause in the absence of a change in control. Under Ms. Spatafora’s severance arrangement, she will be required to comply with a non-competition covenant for a period of up to one year and will receive in return one year of salary (fourteen months in the case of a constructive termination), a pro rata annual bonus (provided, in the case of a termination in the absence of a change in control, that the Company is, at the time of such termination, on budget to achieve target performance of bonus targets under the Bonus Plan), continuation of health and dental and disability coverage for up to two years, continuation of fitness club membership for one year and eligibility for outplacement assistance with a cost not to exceed $25,000. Such payments are in lieu of any severance payments provided under the Stock Incentive Plan described above.

•
Nitin Ajmera. In February 2017, the Company amended Mr. Ajmera's severance agreement to also provide for severance benefits in the event that he is constructively terminated or terminated without cause in the absence of a change in control. Under Mr. Ajmera’s severance arrangement, he will be required to comply with a non-competition covenant for a period of up to one year and will receive in return one year of salary (fourteen months in the case of a constructive termination), a pro rata annual bonus (provided, in the case of a termination in the absence of a change in control, that the Company is, at the time of such termination, on budget to achieve target performance of bonus targets under the Bonus Plan), continuation of health and dental and disability coverage for up to two years, continuation of fitness club membership for one year and eligibility for outplacement assistance with a cost not to exceed $25,000. Such payments are in lieu of any severance payments provided under the Stock Incentive Plan described above.

5. Other Benefits and Perquisites
The Company’s executive compensation program also includes other benefits and perquisites. We provide medical benefits, long-term disability insurance (and gross-ups for related taxes) for specified employees, and free memberships in the Company’s clubs for all employees. For Mr. Walsh, the Company also provided reimbursement of certain commuting and lodging costs and other related expenses (and gross-ups for related taxes). The Company reviews these other benefits and perquisites and makes adjustments as warranted based on competitive practices, the Company’s performance and the individual’s responsibilities and performance.
Management Stock Purchase Plan
The Company adopted the 2018 Management Stock Purchase Plan on January 3, 2018, and amended and restated it on March 13, 2018 (the “MSPP”). The purpose of the MSPP is to provide eligible employees of the Company (corporate title of Director or above) an opportunity to voluntarily purchase the Company’s stock in a convenient manner.
The following is a summary of the MSPP, which is qualified in its entirety by the terms of the MSPP. Eligible employees may elect to use up to 20% of their cash compensation (as defined in the MSPP), but in no event more than $200,000 in any calendar year, to purchase the Company’s common stock generally on a quarterly basis on the open market through a broker (such purchased shares being referred to as “MSPP Shares”). If the participant holds the MSPP Shares for the requisite period specified in the Plan (two years from the purchase date) and remains an employee of the Company, the participant will receive an award of shares of restricted stock under the Company’s 2006 Stock Incentive Plan, as amended, in an amount equal to the number of MSPP Shares that satisfied the holding period. The award will vest on the second anniversary of the award date so long as the participant remains an employee on the vesting date. Awards granted under the Stock Incentive Plan in any calendar year as a result of participants holding the MSPP Shares for the requisite period will be the lesser of (i) 50% of the shares available for grant under the Stock Incentive Plan and (ii) the number of MSPP Shares that have satisfied the two year holding period.

Outstanding Equity Awards at End of the 2017 Fiscal Year
The following table sets forth information concerning unexercised stock options and unvested restricted stock for each of the named executive officers as of the end of the 2017 Fiscal Year.
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END 2017

	Option Awards(1)					Stock Awards(1)
		Number of	Number of					Market
		Securities	Securities				Number of	Value of
		Underlying	Underlying				Shares or	Shares or
		Unexercised	Unexercised	Option			Units of	Units of
	Option	Options	Options	Exercise	Option		Stock that	Stock that
	Award Grant	Exercisable	Unexercisable	Price	Expiration	Stock Award	Have Not	Have Not
Name	Date	(#)	(#)	($)	Date	Grant Date	Vested (#)	Vested ($)
Patrick Walsh	—	—	—	—	—	12/04/2017	250,000	1,387,500
	—	—	—	—	—	03/08/2017	26,000	144,300
	—	—	—	—	—	12/12/2016	333,333	1,849,998
	—	—	—	—	—	09/30/2016	133,333	739,998
	—	—	—	—	—	03/10/2016	123,333	684,498

Carolyn Spatafora	—	—	—	—	—	12/04/2017	30,000	166,500
	—	—	—	—	—	12/12/2016	66,667	370,002
	—	—	—	—	—	03/10/2016	76,667	425,502
	—	—	—	—	—	03/02/2015	17,500	97,125
	—	—	—	—	—	05/12/2014	3,750	20,813

Nitin Ajmera	—	—	—	—	—	12/04/2017	8,000	44,400
	—	—	—	—	—	12/12/2016	10,000	55,500
	—	—	—	—	—	03/10/2016	13,333	73,998
	—	—	—	—	—	03/02/2015	4,000	22,200
	—	—	—	—	—	02/24/2014	1,750	9,713
______________________

(1)
Restricted stock awards granted in 2017 and 2016 vest in three equal installments on each of the first three anniversaries of the grant date. Stock option awards and restricted stock awards granted in 2015 and prior vest in four equal installments on each of the first four anniversaries of the grant date. The vesting of all stock option and restricted stock awards accelerates upon a change in control.

 Equity Compensation Plan Information
The following table provides information with respect to compensation plans (including individual compensation arrangements) under which our equity securities are authorized for issuance to employees as of December 31, 2017:

Number of Securities
	Number of Securities		Remaining Available for
	to be Issued Upon	Weighted-Average	Future Issuance Under
	Exercise of	Exercise Price of	Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
	Warrants and Rights	Warrants and Rights	Reflected in Column(a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by security holders	61,013	$2.19	2,072,967
Equity compensation plans not approved by security holders	—	—	—
Total	61,013	$2.19	2,072,967

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Otherwise as set forth below, there has been no transaction, nor is any transaction currently proposed, in which the Company was or is to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which a “related person” (as defined in Item 404 of Regulation S-K) had or will have a direct or indirect material interest.
On April 25, 2017, the Company approved the appointment of Stuart M. Steinberg as General Counsel of the Company, effective as of May 1, 2017. Furthermore, the Company and Mr. Steinberg's law firm (the “Firm”) previously entered into an engagement letter agreement (the “Agreement”) dated as of February 4, 2016, and as amended and restated effective as of May 1, 2017, pursuant to which the Company engaged the Firm to provide general legal services requested by the Company. Mr. Steinberg continues to provide services for the Firm while employed by the Company. The Agreement provides for a monthly retainer fee payable to the Firm in the amount of $21,250, excluding litigation services. The Company will also reimburse the Firm for any expenses incurred in connection with the Firm’s services to the Company. In connection with this arrangement, the Company incurred legal expenses payable to the Firm in the amount of $182,784 in the year ended December 31, 2017. These amounts were classified within general and administrative expenses on the condensed consolidated statements of operations for the year ended December 31, 2017.
AUDIT COMMITTEE REPORT
The Audit Committee acting with respect to the financial statements for the 2017 Fiscal Year (the “2017 Audit Committee”) has reviewed and discussed the audited consolidated financial statements of the Company for the 2017 Fiscal Year with the Company’s management. The Audit Committee has separately discussed with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for the 2017 Fiscal Year, the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standards No. 16 “Communications with Audit Committee.”
The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers LLP’s communications with the Audit Committee concerning independence and discussed with PricewaterhouseCoopers LLP the independence of that firm from the Company.
Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the 2017 Fiscal Year for filing with the Securities and Exchange Commission.
Submitted by the 2017 Audit Committee of the Company’s Board of Directors:
Thomas J. Galligan III (Chair)
Jason M. Fish
L. Spencer Wells

ANNUAL REPORT AND HOUSEHOLDING
A copy of the Annual Report of the Company for the 2017 Fiscal Year is being made available concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.
In order to reduce printing and postage costs, only one Annual Report, one Proxy Statement and/or one Notice of Internet Availability of Proxy Materials, as applicable, will be mailed to multiple stockholders sharing an address unless the Company receives contrary instructions from one or more of the stockholders sharing an address. If your household has received only one Annual Report, one Proxy Statement and/or one Notice of Internet Availability of Proxy Materials, as applicable, and you wish to receive an additional copy or copies of these documents now and/or in the future, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please call 212-246-6700, send an email at investor.relations@town-sports.com, or send a written request to the Secretary of the Company, at the Company’s mailing address at 399 Executive Boulevard, Elmsford, New York 10523.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON MAY 9, 2018
This Proxy Statement and the Company’s Annual Report for the year ended December 31, 2017 are available free of charge on www.proxyvote.com. Stockholders may also obtain copies of the Proxy Statement, Annual Report and form of proxy relating to the Annual Meeting on the Company's website at https://www.townsportsinternational.com, in the “Investor Relations — SEC Filings” section, by calling 212-246-6700 or by sending the Company an email at investor.relations@town-sports.com. For information on how to obtain directions to the Annual Meeting, please call us at 212-246-6700 and ask for directions to the 2018 Annual Meeting of Stockholders.
FORM 10-K
The Company filed its Annual Report on Form 10-K for the year ended December 31, 2017 with the SEC on February 28, 2018. Stockholders may obtain a copy of this report, including financial statements and schedules thereto, without charge, on the Company's website at https://www.townsportsinternational.com, in the “Investor Relations — SEC Filings” section or by writing to the Secretary of the Company, at the Company’s mailing address at 399 Executive Boulevard, Elmsford, New York 10523.
INCORPORATION BY REFERENCE
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate by reference this Proxy Statement or future filings made by the Company under those statutes, the Audit Committee Report, references to the Audit Committee Charter and references to the independence of the Audit Committee members are not deemed filed with the SEC, are not deemed soliciting material and shall not be deemed incorporated by reference into any of those prior filings or into any future filings made by the Company under those statutes, except to the extent that the Company specifically incorporates such information by reference into a previous or future filing, or specifically requests that such information be treated as soliciting material, in each case under those statutes.
OTHER MATTERS
The Company knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the shares they represent as such persons deem advisable. Discretionary authority with respect to such other matters is granted by the execution of the proxy card.

APPENDIX A
TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
EMPLOYEE STOCK PURCHASE PLAN
(Effective as of June 15, 2018)

1.	Purpose.
The purpose of the Town Sports International Holdings, Inc. Employee Stock Purchase Plan (the “Plan”) is to encourage and enable eligible employees of Town Sports International Holdings, Inc. (the “Company”) and all existing and future Subsidiaries (as defined below) other than any Subsidiary that is organized outside of the United States (such participating subsidiaries are referred to herein as “Designated Subsidiaries”) to acquire proprietary interests in the Company through the ownership of Common Stock of the Company. The Company believes that employees who participate in the Plan will have a closer identification with the Company by virtue of their ability as stockholders to participate in the Company’s potential growth and earnings. It is the intention of the Company to have the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. Accordingly, the provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.	Definitions.
The following words or terms have the following meanings:
(a)“Agent” means the agent, broker or other administrator, including without limitation, employees of the Employer, appointed by the Committee pursuant to Section 4(b) hereof.
(b)“Annual Pay” means base salary, wages (including, without limitation, overtime), bonuses and commissions paid to an Eligible Employee, as compensation for services to the Company or Designated Subsidiary, as determined from the payroll records of the Company or Designated Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan, but excluding education or tuition reimbursements, imputed income arising under any group insurance or benefit program, travel expenses, business and relocation expenses, and income received in connection with stock options or other equity-based awards. Notwithstanding the foregoing, the Committee, in its sole discretion, may adjust the types of compensation constituting Annual Pay; provided that any such determination shall be applied on a uniform and consistent basis to all Eligible Employees.
(c)“Board of Directors” means the Board of Directors of the Company.
(d)“Code” means the Internal Revenue Code of 1986, as amended, and the treasury regulations promulgated thereunder.
(e)“Committee” means the Compensation Committee of the Board of Directors of the Company, any successor committee or such other committee the Board of Directors appoints to administer the Plan. To the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board of Directors.
(f)“Company” means Town Sports International Holdings, Inc., a corporation organized under the laws of Delaware or any successor corporation.
(g)“Continuous Service” means the period of time, uninterrupted by a termination of employment, and immediately preceding an Offering Date, that an Employee has been employed by the Company and/or a Subsidiary. Such period of time shall include any separation period of leave or layoff of less than three (3) months occurring within such period of time. For the purposes of the Plan, any period of leave or layoff three months or longer shall be deemed to cause a termination of employment effective as of the end of the third month of such leave or layoff.
(h)“Effective Date” means June 15, 2018, so long as stockholder approval has been obtained.
(i)“Eligible Employee” means each person who, on an Offering Date and a Purchase Date, (i) is an Employee of the Company or a Designated Subsidiary; and (ii) is not deemed for the purposes of Section 423 of the Code to own, directly or indirectly and by certain rules of constructive ownership, stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company, a Subsidiary or Parent (if any).
(j)“Employee” means an individual treated as an employee in the records of the Company or a Subsidiary. “Employee,” as used herein, shall not include an agent or an independent contractor. An individual classified by the Employer at the time services are provided as either an independent contractor or an individual who is not classified by the Employer as an Employee but who provides services to the Employer through another entity or otherwise shall not be eligible to participate in the Plan during the period that the individual is so initially classified, even if such individual is later retroactively reclassified as an employee during all or any part of such period pursuant to applicable law or otherwise.
(k)“Employer” means, with respect to any Employee, the Company or Designated Subsidiary by which the Employee is employed.
(l)“Exchange Act” means the Securities Exchange Act of 1934, as amended.
(m)“Fair Market Value” or “FMV” means, as of any date, the value of Common Stock determined as follows:
(i)If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market of The NASDAQ Stock Market LLC, its Fair Market Value shall be the closing sales price for such Common Stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Committee) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last immediately preceding trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable;
(ii)If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such Common Stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
(iii)In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Committee in good faith using any reasonable method of valuation (and, to the extent necessary or advisable, in a manner consistent with Section 409A of the Code), which determination shall be conclusive and binding on all interested parties. Such reasonable method may be determined by reference to (i) the placing price of the latest private placement of the Common Stock and the development of the Company’s business operations and the general economic and market conditions since such latest private placement; (ii) other third party transactions involving the Common Stock and the development of the Company’s business operation and the general economic and market conditions since such sale; (iii) an independent valuation of the Common Stock or (iv) such other methodologies or information as the Committee determines to be indicative of Fair Market Value and relevant.
(n) “Offering” means the grant to Eligible Employees of Options, with the exercise of those Options automatically occurring at the end of one or more Purchase Periods.
(o)“Offering Date” means the Effective Date and each three (3) month anniversary thereafter (if not a Trading Day, then the first Trading Day thereafter) or such other dates determined by the Committee. The first Offering Date under the Plan shall be June 15, 2018, unless otherwise delayed by the Committee in its sole discretion.
(p)“Option” means the right or rights granted to Eligible Employees to purchase the Company’s Common Stock under an Offering made under the Plan and pursuant to such Eligible Employees’ elections to purchase.
(q)“Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the granting of an Option, each of the corporations other than the employer corporation owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
(r)“Participant” means an Eligible Employee who participates in the Plan.
(s)“Plan” means the Town Sports International Holdings, Inc. Employee Stock Purchase Plan, as amended from time to time.
(t)“Plan Year” means a twelve-month period beginning January 1 and ending December 31 for which the Plan is in effect; provided that the first Plan Year shall be June 15 through December 31, 2018.
(u)“Purchase Date” means the last Trading Day that is immediately before every three (3) month anniversary of the Effective Date or such other dates determined by the Committee. The first Purchase Date under the Plan shall be September 14, 2018, unless otherwise delayed by the Committee in its sole discretion.

(v)“Purchase Period” means the period beginning on an Offering Date and ending on the next succeeding Purchase Date. The first Purchase Period under the Plan shall be the period beginning on the Effective Date and ending on September 14, 2018, unless otherwise delayed by the Committee in its sole discretion.
(w)“Rule 16b-3” means Rule 16b-3 promulgated under Section 16(b) of the Exchange Act as then in effect or any successor provisions.
(x)“Shares” or “Common Stock” means shares of the Company’s common stock, par value $.001 per share.
(y)“Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of an Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.
(z)“Subscription Period” means, with respect to each Option, the first day of the preceding Purchase Period through the 20th day of the last month preceding the Purchase Period, or such other period of time designated by the Committee, in its sole discretion, in any Offering under the Plan beginning on the first day Eligible Employees may elect to participate and ending on the last day such elections to participate are authorized to be received and accepted.
(aa)“Trading Day” means any day on which the national stock exchange upon which the Common Stock is listed is open for trading or, if the Common Stock is not listed on an established stock exchange or national market system, a business day, as determined by the Committee in good faith.

3.	Shares Reserved for Plan.
(a)The Shares of the Company’s Common Stock to be sold to Eligible Employees under the Plan may be treasury shares, newly-issued and authorized Shares delivered to the Plan, upon such terms as the Committee may approve. The maximum number of Shares which shall be reserved and made available for sale under the Plan shall be 800,000, subject to adjustment as provided in paragraph (b) of this section. The Shares reserved may be issued and sold pursuant to one or more Offerings under the Plan. With respect to each Offering, the Committee may specify the number of Shares to be made available, the length of the Subscription Period, the length of the Purchase Period, the Offering Dates and such other terms and conditions not inconsistent with the Plan as may be necessary or appropriate. In no event shall the Subscription Period and the Purchase Period together exceed twenty-seven (27) months for any Offering.
(b)In the event of any increase, reduction, or change or exchange of Common Stock for a different number or kind of Shares or other securities of the Company by reason of a reclassification, recapitalization, merger, consolidation, reorganization, stock dividend, stock split or reverse stock split, combination or exchange of Shares, repurchase of Shares, change in corporate structure or otherwise, the Committee shall conclusively determine the appropriate equitable adjustments, if any, to be made under the Plan, including without limitation adjustments to the number of Shares which have been authorized for issuance under the Plan but have not yet been placed under Option, as well as the price per Share of Common Stock covered by each Option under the Plan which has not yet been exercised.

4.	Administration of the Plan.
(a)The Plan shall be administered by the Committee and the Committee may select an administrator or any other person to whom its duties and responsibilities hereunder may be delegated. The Committee shall have full power and authority, subject to the provisions of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all actions in connection therewith or in relation thereto as it deems necessary or advisable. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to the laws of, jurisdictions outside of the United States to comply with applicable laws, including, without limitation, tax and securities laws. All interpretations and determinations of the Committee shall be made in its sole and absolute discretion based on the Plan document and shall be final, conclusive and binding on all parties. The Committee may adopt different terms and conditions that may apply to a Designated Subsidiary, provided that such terms and conditions are consistent with the Plan and Section 423 of the Code.
(b)The Committee may employ such legal counsel, consultants, brokers and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant, broker or agent. The Committee may, in its sole discretion, designate an Agent to administer the Plan, purchase and sell Shares in accordance with the Plan, keep records, send statements of account to employees and to perform other duties relating to the Plan, as the Committee may request from time to time. The Agent shall serve as custodian for purposes of the Plan and Common Stock purchased under the Plan shall be held by and in the name of, or in the name of a nominee of, the custodian for the benefit of each Participant, who shall thereafter be a beneficial stockholder of the Company. The Committee may adopt, amend or repeal any guidelines or requirements necessary for the custody and delivery of the Common Stock, including, without limitation, guidelines regarding the imposition of reasonable fees in certain circumstances.
(c)The Company shall, to the fullest extent permitted by law and the Certificate of Incorporation and By-laws of the Company and, to the extent not covered by insurance, indemnify each director, officer or employee of the Employer (including the heirs, executors, administrators and other personal representatives of such person) and each member of the Committee against all expenses, costs, liabilities and losses (including attorneys’ fees, judgments, fines, excise taxes or penalties, and amounts paid or to be paid in settlement) actually and reasonably incurred by such person in connection with any threatened, pending or actual suit, action or proceeding (whether civil, criminal, administrative or investigative in nature or otherwise) in which such person may be involved by reason of the fact that he or she is or was serving this Plan in any capacity at the request of the Company, except in instances where any such person engages in willful misconduct or fraud. Such right of indemnification shall include the right to be paid by the Company for expenses incurred or reasonably anticipated to be incurred in defending any such suit, action or proceeding in advance of its disposition; provided, however, that the payment of expenses in advance of the settlement or final disposition of a suit, action or proceeding, shall be made only upon delivery to the Company of an undertaking by or on behalf of such person to repay all amounts so advanced if it is ultimately determined that such person is not entitled to be indemnified hereunder. Such indemnification shall be in addition to any rights of indemnification the person may have as a director, officer or employee or under the Certificate of Incorporation of the Company or the By-Laws of the Company. Expenses incurred by the Committee or the Board of Directors in the engagement of any such counsel, consultant or agent shall be paid by the Company.

5.	Eligibility.
(a)Options under the Plan may be granted to all Eligible Employees who are Participants; provided, however, that solely to the extent allowable under Section 423 of the Code, the Committee may determine that an Offering of Common Stock under the Plan will not be extended to highly compensated employees (within the meaning of Code Section 414(q)) with compensation above a certain level or who are officers or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied in an identical manner to all highly compensated employees of the Employer. Effective as of the Effective Date until modified by the Committee, persons who are highly compensated employees within the meaning of Code Section 414(q) with compensation at any level or who are officers or who are subject to the disclosure requirements of Section 16(a) of the Exchange Act shall be eligible to participate in the Plan.
(b)Notwithstanding the foregoing, Employees who are citizens or residents of a foreign jurisdiction (without regard to whether they are also citizens of the United States or resident aliens within the meaning of Code Section 7701(b)(1)(A)) may not participate in the Plan, unless otherwise permitted by the Committee, if (a) the grant of an Option under the Plan to such Employee is prohibited under the laws of the applicable foreign jurisdiction, or (b) compliance with the laws of the foreign jurisdiction would cause the Plan or an Offering thereunder to violate the requirements of Code Section 423.

6.	Purchase Price.
The purchase price for Shares purchased pursuant to the Plan shall be determined by the Committee, in its sole discretion, in accordance with Code Section 423, and shall remain in effect unless modified at least thirty (30) days prior to the applicable Offering Date, but in no event shall be less than the lesser of (i) eighty-five percent (85%) of the Fair Market Value of a Share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the Fair Market Value of a Share of Common Stock on the Purchase Date. Effective as of the Effective Date until modified by the Committee, the purchase price per Share of the Common Stock subject to an Offering shall be the lesser of (i) eighty-five percent (85%) of the Fair Market Value of a Share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) of the Fair Market Value of a Share of Common Stock on the Purchase Date.

7.	Method of Payment.
Payment for Shares purchased pursuant to the Plan shall be made in installments through payroll deductions, with no right of prepayment.

8.	Participation.
(a)An Eligible Employee who elects to become a Participant must, unless otherwise required under applicable laws or regulations, make an election on a form provided by the Committee (or designee) authorizing payroll deductions during the Purchase Period in an amount (on an after-tax basis) not less than 1% but not more than 15% of the Eligible Employee’s Annual Pay which he or she elects to have withheld each payroll period during the Purchase Period. In order to be given effect, an Eligible Employee’s election to participate in the Plan must be delivered on or before the last day of the Subscription Period to the person or office designated by the Committee to receive and accept such elections. Except as otherwise provided in the Plan, once enrolled in the Plan, a Participant’s payroll deduction authorization indicating his or her election to participate in the Plan shall remain in effect unless and until modified or canceled by the Participant.
(b)Subject to the provisions of Section 8(c) below, once enrolled in the Plan, a Participant may only increase or decrease an existing payroll deduction authorization at the times and in accordance with procedures, if any, implemented by the Committee or its designee. A Participant may cancel an existing payroll deduction authorization at any time pursuant to Section 14(a) hereof and thereby terminate participation in the Plan with respect to a Purchase Period.
(c)Notwithstanding the foregoing provisions, in no event shall a Participant be permitted to increase the rate of his payroll deductions under the Plan to an amount which would result in non-compliance with the limitations stated in Sections 11(a)(ii) or (iii) hereof.
(d)All payroll deductions made by a Participant shall be credited to such Participant’s account under the Plan. A Participant may not make any additional payments into such account except as otherwise provided herein.
(e)In the event a Participant makes a hardship withdrawal of employee deferral (401(k)) contributions under a 401(k) profit sharing plan of the Company, a Subsidiary, or a Parent or an affiliate or any other plan qualified under Section 401(a) of the Code that contains a Code Section 401(k) feature, to the extent required by such plan or applicable law, such Participant’s payroll deductions and the purchase of Shares under the Plan shall be suspended until the first payroll period following the Offering Date commencing six (6) months after the date the Participant obtained the hardship withdrawal. If a Participant who elects a hardship withdrawal under such a 401(k) profit sharing plan or such other plan has a cash balance accumulated in his or her account at the time of the withdrawal that has not already been applied to purchase Shares, such cash balance shall be returned to the Participant as soon as administratively practicable.

9.	Exercise of Option.
(a)So long as the Plan remains in effect and provided that the Participant has not withdrawn from the Plan in accordance with Section 14 below, a Participant’s Option will be exercised automatically on each Purchase Date following a Participant’s election, and the maximum number of whole and/or fractional Shares subject to such Option shall be purchased for such Participant at the applicable Option price with the accumulated payroll deductions in such Participant’s account. If all or any portion of the Shares cannot reasonably be purchased on the Purchase Date in the sole discretion of the Committee because of unavailability or any other reason, such purchase shall be made as soon thereafter as feasible. In no event shall certificates for any fractional Shares be issued under the Plan. Shares shall be credited to the Participant’s account as soon as administratively feasible after the Purchase Date.
(b)If all or any portion of the Shares that would otherwise be subject to Options granted on any Offering Date exceeds the number of Shares then available under the Plan (after deduction of all Shares for which Options have been exercised or are then outstanding) or if all or any portion of the Shares cannot reasonably be purchased on the Purchase Date in the sole discretion of the Committee because of any other reason, the Committee shall make a pro rata allocation of the Shares remaining available for Option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. In such event, the Committee shall give written notice to each Participant of the reduction in the number of Option Shares affected thereby and shall similarly reduce the rate of each Participant’s payroll deductions, if necessary, and return any remaining payroll deduction balance credited to each Participant, if necessary.

10.	Delivery of Common Stock.
All the Shares purchased by a Participant on a Purchase Date shall, for all purposes, be deemed to have been issued and sold as of the close of business on such Purchase Date. Prior to that time the Participant shall have none of the rights or privileges of a stockholder of the Company with respect to such Shares.
All the Shares purchased pursuant to the Plan shall be delivered by the Company in a manner as determined from time to time, by the Board or its Committee. The Board or its Committee, in its discretion, may determine that the shares shall be delivered by the Company to the Participant by issuing and delivering a certificate for the number of Shares purchased by a Participant on a Purchase Date, or that the Shares purchased by a Participant on a Purchase Date, be delivered to a securities brokerage firm, as selected by the Board or its Committee, and such Shares shall be maintained by the securities brokerage firm in separate Plan accounts for Participants. The Company will not issue fractional Shares, but the securities brokerage firm will maintain fractional interest in such Shares.
Each certificate or investment account, as the case may be, will be in the name of the Participant.

11.	Limitations of Number of Shares Which May Be Purchased.
(a)Notwithstanding any provisions of the Plan to the contrary, no individual shall be granted an Option under the Plan:
(i)if, immediately after the grant, such individual (or any other person whose stock would be attributed to such individual pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding Options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary or Parent;
(ii)which permits such individual’s right to purchase stock under all employee stock purchase plans (as described in Section 423 of the Code) of the Company and any Subsidiary or Parent to accrue at a rate which exceeds twenty five thousand dollars ($25,000) of fair market value of such stock (determined at the time such option is granted) for any calendar year in which such option is outstanding at any time or
(iii)which would allow any Participant to purchase more than 5,000 Shares in any Purchase Period.

12.	Stockholder Rights.
The Common Stock purchased upon exercise of an Option hereunder shall be credited to the Participant’s account under the Plan and shall be deemed to be transferred to the Participant on the Purchase Date. Only upon the issuance of Shares to a Participant or his agent (and only in respect to such Shares purchased) shall a Participant obtain the rights of stockholders, including, without limitation, any right to vote the Shares or receive any dividends or any other distributions thereon. The Shares purchased will be issued as soon as practicable after the Purchase Date.

13.	Rights to Purchase Shares Not Transferable.
(a)Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an Option or to receive Shares under the Plan may be sold, pledged, assigned or transferred in any manner otherwise than by will or the laws of descent and distribution. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as a cancellation of a Participant’s election to purchase shares in accordance with Section 14 hereof.
(b)All rights of a Participant granted under this Plan, including but not limited to, the grant of an Option, the right to exercise an Option and the ability to authorize payroll deductions shall relate solely to a Participant, except as otherwise provided in Section 17 hereof.

14.	Cancellation of Election to Purchase.
(a)A Participant who has an Option during a Purchase Period may cancel his or her Option with respect to such Purchase Period. Any such cancellation shall apply to all payroll deductions withheld (and any other amounts credited to his or her account) during the Purchase Period. A cancellation shall be effective as soon as administratively feasible after the delivery by the Participant of sufficient prior written notice of cancellation on a form provided by, or acceptable to, the Committee for such purpose to the office or person designated by the Committee to receive such elections. In order to be given effect with respect to a Purchase Period, a notice of cancellation must be so delivered no later than ten business days prior to the Purchase Date or other date set by the Committee.
(b)A Participant’s rights, upon the cancellation of his or her election to purchase Shares, shall be limited to receiving in cash, as soon as practicable after delivery of the notice of cancellation, the cash balance (without interest) then credited to his or her account.
(c)A Participant’s cancellation of his or her Option in an Offering shall not have any effect upon such Participant’s eligibility to participate in a subsequent Offering or in any similar plan which may hereafter be adopted by the Company.

15.	Leave of Absence.
(a)Subject to Section 15(b), in the event that, during a Purchase Period, a Participant is granted a paid leave of absence (including a military leave), the Participant’s election for payroll deductions (i) shall continue in accordance with the Participant’s prior election until the earlier of the end of the three-month period that commences on the first date of the Participant’s paid leave or the Participant’s cessation of the paid leave of absence (other than due to reemployment as an Eligible Employee with the Employer), and (ii) shall be deemed to have been canceled at the end of such earlier period. Subject to Section 15(b), in the event that, during a Purchase Period, a Participant is granted an unpaid leave of absence (including a military leave), the Participant’s election for payroll deductions shall cease on the first date of the Participant’s unpaid leave. Any cash balance credited to a Participant’s account at the time payroll deductions cease under Section 15 shall be used to purchase Shares on the next Purchase Date, except as required under applicable law or in accordance with administrative procedures established by the Committee.
(b)An individual is treated as an Employee for the purposes of the Plan while the individual is on military leave, sick leave, or other bona fide leave of absence if the period of such leave does not exceed three (3) months, or if longer, so long as the individual’s right to reemployment with the Employer is provided either by statute or by contract (including, without limitation, leave provided under the Family and Medical Leave Act of 1993 (“FMLA”) or the Uniformed Services Employment and Reemployment Rights Act (“USERRA”)). If the period of leave exceeds three months and the individual’s right to reemployment is not provided either by statute or by contract, the employment relationship for the purposes of the Plan is deemed to terminate on the first day immediately following such three-month period.

16.	Required Holding Period
In its sole discretion and subject to applicable law, the Committee may impose a required holding period on any Shares purchased during a designated Purchase Period, that prohibits or limits a Participant’s ability to sell or otherwise dispose of Shares purchased pursuant to the Plan during a designated Purchase Period, provided that the Committee or its designee determines the timeframe and the terms and conditions of such holding period in advance of the commencement of the Purchase Period.

17.	Termination of Continuous Service; Other Involuntary Withdrawal.
If a Participant’s Continuous Service terminates for any reason, or if a Participant ceases to be an Eligible Employee, the entire payroll deduction amount to the credit of such Participant shall be refunded to such Employee and the Participant’s ability to continue to purchase Shares in the Plan shall cease.

18.	Dividends and Interest.
(a)Cash dividends, if any, on Shares acquired through the Plan will be automatically paid to the Participant by the Company, or if applicable, the transfer agent. Dividends paid in property other than cash or Common Stock shall be distributed to Participants as soon as practicable.
(b)Except as required by law, no interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.

19.	Application of Funds.
All funds received by the Company in payment for Shares purchased under the Plan and held by the Company at any time may be used for any valid corporate purpose.

20.	Amendment and Termination.
The Company, by action of the Board of Directors (or a duly authorized committee) or the Committee may at any time terminate, amend or freeze the Plan. No such termination shall adversely affect Options previously granted and no amendment may make any change in any Option theretofore granted which adversely affects the rights of any Participant. If the Plan is terminated, the Committee, in its discretion but subject to the requirements of Section 423 of the Code, may elect to terminate the Purchase Period either immediately or upon completion of the purchase of shares of Common Stock on the next Purchase Date (which may be sooner than originally scheduled, if determined by the Committee in its discretion), or may elect to permit the Purchase Period to expire in accordance with their terms (and subject to any adjustment pursuant to Section 3(b)). If a Purchase Period is terminated prior to its previously-scheduled expiration, all amounts then credited to Participants’ accounts for such Purchase Period, which have not been used to purchase shares of Common Stock, will be returned to those Participants (without interest thereon) as soon as administratively practicable. Further, the Committee will be entitled to establish rules to change the Purchase Periods and Subscription Periods, limit the frequency and/or number of changes in the amount contributed during a Purchase Period, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with amounts contributed from the Participant’s Annual Pay, and establish such other limitations or procedures as the Committee determines in its sole discretion advisable which are consistent with the Plan. Such actions will not require stockholder approval or the consent of any Participants. However, no amendment will be made without approval of the stockholders of the Company within twelve (12) months of the adoption of such amendment (or earlier if required) if such amendment would: (a) increase the number of Shares that may be issued under this Plan or the maximum number of Shares that may be purchased by a Participant in a Purchase Period (in each case, other than a permitted adjustment pursuant to Section 3(b)); or (b) change the designation of the employees (or class of employees) eligible for participation in this Plan. In addition, in the event the Committee determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Committee may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequences including, but not limited to: (i) amending the definition of Annual Pay, including with respect to a Purchase Period underway at the time; (ii) altering the Purchase Price for any Purchase Period including a Purchase Period underway at the time of the change in Purchase Price; (iii) shortening any Purchase Period by setting a Purchase Date, including a Purchase Period underway at the time of the Committee action; (iv) reducing the maximum percentage of compensation a Participant may elect to set aside as payroll deductions; and (v) reducing the maximum number of Shares of Common Stock a Participant may purchase during any Purchase Period. Such modifications or amendments will not require approval of the stockholders of the Company or the consent of any Participants.
Notwithstanding anything to the contrary, no amendment shall be effective unless approved by the stockholders of the Company if stockholder approval of such amendment is required to comply with Section 423 of the Code or to comply with any other applicable law, regulation or stock exchange rule. No Options shall be granted under the Plan, and the Plan will automatically terminate, immediately after June 14, 2028. Upon termination of the Plan, the Company shall return or distribute the payroll deductions credited to a Participant’s account (that have not been used to purchase shares of Common Stock) and shall distribute or credit shares of Common Stock credited to a Participant’s account. Upon the freezing of the Plan, any payroll deductions credited to a Participant’s account (that have not been used to purchase shares of Common Stock) shall be used to purchase Shares of Common Stock in accordance with Section 9 hereof, substituting the term Purchase Date with the effective date of the freezing of the Plan.

21.	Reports.
Individual accounts shall be maintained for each Participant in the Plan. Statements of account shall be given to Participants at such times prescribed by the Committee; such statements may set forth the amounts of payroll deductions, the purchase price per Share, the number of Shares purchased, the aggregate Shares in the Participant’s account and the remaining cash balance, if any, or any other information as designated by the Committee.

22.	Effective Date; Governmental Approvals or Consents.
The Plan was adopted by the Board of Directors of the Company on March 13, 2018, and subject to the approval of the stockholders of the Company at the 2018 Annual Meeting of Shareholders, effective as of the Effective Date. The Plan and any Offerings and sales to Eligible Employees under it are subject to any governmental approvals or consents that may be or become applicable in connection therewith. The Board of Directors or the Committee may make such changes in the Plan and include such terms in any Offering under the Plan as may be necessary or desirable, in the opinion of counsel, so that the Plan will comply with the rules and regulations of any governmental authority and so that Eligible Employees participating in the Plan will be eligible for tax benefits under the Code or the laws of any state.

23.	Notices.
All notices or other communications by a Participant to the Company or the Committee under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company or Committee at the location, or by the person, designated for the receipt thereof and within the time period prescribed by the Company or Committee. Each Participant shall be responsible for furnishing the Committee with the current and proper address for the mailing of notices and the delivery of other information. Any notices or communications by the Company to a Participant shall be deemed given if directed to such address and mailed by regular United States mail, first-class and prepaid. If any item mailed to such address is returned as undeliverable to the addressee, mailing shall be suspended until the Participant furnishes the proper address.

24.	Regulations and Other Approvals; Governing Law.
(a)This Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Delaware without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.
(b)The obligation of the Company to sell or deliver Shares with respect to Options granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Committee. The Company shall not be obligated to issue any Shares to a Participant if, in the opinion of counsel for the Company, the issuance of such

Shares will constitute a violation by the Participant or the Company of any provisions of any rule or regulation of any governmental authority or any national securities exchange.
(c)To the extent required, the Plan is intended to comply with exemptive conditions under Rule 16b-3 and the Committee shall interpret and administer the provisions of the Plan in a manner consistent therewith. Any provisions inconsistent with Rule 16b-3 shall be inoperative and shall not affect the validity of the Plan.
(d)The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended, nor is it intended to be qualified under Section 401(a) of the Code.

25.	Withholding of Taxes.
(a)If the Participant makes a disposition, within the meaning of Section 424(c) of the Code and regulations promulgated thereunder, of any Share or Shares issued to such Participant pursuant to such Participant’s exercise of an Option, and such disposition occurs within the two-year period commencing on the day after the Offering Date or within the one-year period commencing on the day after the Purchase Date, such Participant shall immediately, or as soon as practicable thereafter, notify the Company thereof and, if applicable, thereafter immediately deliver to the Company any amount of federal, state or local income taxes and other amounts which the Company informs the Participant the Company is required to withhold.
(b)Notwithstanding anything herein to the contrary, the Employer shall have the right to make such provisions as it deems necessary to satisfy any obligations to withhold federal, state, or local income taxes or other taxes incurred by reason of the issuance of Common Stock pursuant to the Plan. Notwithstanding anything herein to the contrary, if applicable, the Employer may require a Participant to remit an amount equal to the required withholding amount and may invalidate any election if the Participant does not remit applicable withholding taxes. Without limiting the generality of the foregoing, solely to the extent permitted by law, any withholding obligation with regard to any Participant may be satisfied by: (i) reducing the number of shares of Common Stock otherwise deliverable to the Participant; (ii) subject to the Committee’s prior consent, any method approved by the Committee; or (iii) by the Participant paying cash directly to the Company.

26.	Restrictions.
All certificates for Shares delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable to assist in the compliance with any applicable tax withholding laws or under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable federal or state securities law, and any applicable corporate law and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

27.	No Employment Rights.
The establishment and operation of this Plan shall not confer any legal rights upon any Participant or other person for a continuation of employment, nor shall it interfere with the rights of an Employer to discharge any employee and to treat him or her without regard to the effect which that treatment might have upon him or her as a Participant or potential Participant under the Plan.

28.	Severability of Provisions.
If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

29.	Construction.
The use of a masculine pronoun shall include the feminine, and the singular form shall include the plural form, unless the context clearly indicates otherwise. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

30.	Electronic Elections, Purchases, and Transactions.
Any election, purchase or other transaction hereunder that is required to be made in writing may, to the extent determined by the Committee, be made, delivered and accepted electronically.

EXHIBIT A
Performance Goals
To the extent permitted under Section 162(m) of the Code, performance goals established for purposes of the grant or vesting of Awards of Restricted Stock, Other Stock-Based Awards and/or Performance Shares, each intended to be “performance-based” under Section 162(m) of the Code, shall be based on the attainment of certain target levels of, or a specified increase or decrease (as applicable) in one or more of the following performance goals (“Performance Goals”):

(a)	earnings per share;

(b)	operating income;

(c)	net income;

(d)	cash flow;

(e)	gross profit;

(f)	gross profit return on investment;

(g)	gross margin;

(h)	gross margin return on investment;

(i)	working capital;

(j)	earnings before interest and taxes;

(k)	earnings before interest, taxes, depreciation and amortization;

(l)	return on equity;

(m)	return on assets;

(n)	return on capital;

(o)	return on invested capital;

(p)	net revenues;

(q)	gross revenues;

(r)	revenue growth;

(s)	total shareholder return;

(t)	economic value added;

(u)
specified objectives with regard to limiting the level of increase in all or a portion of the Company’s bank debt or other long-term or short-term public or private debt or other similar financial obligations of the Company, which may be calculated net of cash balances and/or other offsets and adjustments as may be established by the Committee in its sole discretion;

(v)	the fair market value of the shares of the Company’s common stock;

(w)	the growth in the value of an investment in the Company’s common stock assuming the reinvestment of dividends; or

(x)	reduction in expenses.
To the extent permitted under Section 162(m) of the Code, the Committee may, in its sole discretion, also exclude, or adjust to reflect, the impact of an event or occurrence that the Committee determines should be appropriately excluded or adjusted, including:

(a)
restructurings, discontinued operations, extraordinary items or events, and other unusual or non-recurring charges as described in Accounting Principles Board Opinion No. 30 and/or management’s discussion and analysis of financial condition and results of operations appearing or incorporated by reference in the Company’s Form 10-K for the applicable year;

(b)	an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management; or

(c)	a change in tax law or accounting standards required by generally accepted accounting principles.
Performance goals may also be based upon individual Participant performance goals, as determined by the Committee, in its sole discretion.
In addition, such Performance Goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under Section 162(m) of the Code, but only to the extent permitted under Section 162(m) of the Code (including, without limitation, compliance with any requirements for stockholder approval), the Committee may also:

(a)	designate additional business criteria on which the performance goals may be based; or

(b)	adjust, modify or amend the aforementioned business criteria.

TOWN SPORTS INTERNATIONAL HOLDINGS, INC. ATTN: Carolyn Spatafora 399 EXECUTIVE BOULEVARD ELMSFORD, NY 10523
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/08/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our Company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/08/2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote “FOR” the following:		☐	☐	☐
1.	Election of directors
Nominees:
01 Martin J. Annese 02 Marcus B. Dunlop 03 Jason M. Fish 04 Thomas J. Galligan III 05 Mandy Lam
06 Patrick Walsh 07 L. Spencer Wells

The Board of Directors recommends that you vote “FOR” proposals 2, 3 and 4.						For	Against	Abstain
2.	Proposal to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018.					☐	☐	☐
3.	Advisory Vote on Executive Compensation: To approve, in a non-binding advisory vote, the compensation paid to our named executive officers.					☐	☐	☐
4.	Proposal to approve Town Sports International Holdings, Inc. Employee Stock Purchase Plan and to authorize 800,000 shares to be issued thereunder.					☐	☐	☐

NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof.

				Yes	No
Please indicate if you plan to attend this meeting.				☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as an attorney, executor, administrator, or other fiduciary, please give your full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date		Signature (Joint Owners)		Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com

TOWN SPORTS INTERNATIONAL HOLDINGS, INC.
Annual Meeting of Stockholders
May 9, 2018
This proxy is solicited by the Board of Directors

The undersigned stockholder of Town Sports International Holdings, Inc., a Delaware corporation, hereby revokes all proxies heretofore given by the signer(s) to vote at the Annual Meeting and any adjournments or postponements thereof, acknowledges receipt of the Notice of Internet Availability of Proxy Materials and/or the Proxy Statement for the 2018 Annual Meeting of Stockholders, and appoints Patrick Walsh, Chief Executive Officer, and Carolyn Spatafora, Chief Financial Officer, and each of them, the undersigned’s true and lawful agents and proxies, with full power of substitution and resubstitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Town Sports International Holdings, Inc. to be held at Crowne Plaza Times Square, 1605 Broadway, New York, NY 10019, on Wednesday, May 9, 2018 at 10:00 a.m. (New York City time), and at any adjournments or postponements thereof, and to vote as specified on this proxy all shares of common stock of Town Sports International Holdings, Inc. which the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side of this proxy, with the same force and effect as the undersigned might or could do if personally present thereat.

This proxy when properly executed will be voted in the manner directed herein. If the proxy is signed but no direction given, this proxy will be voted “FOR” the election of each of the director nominees listed on the reverse side and “FOR” Proposals 2, 3, and 4. It will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting.

IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.

Continued and to be signed on reverse side